                                                                     EXHIBIT 3.3

                               STATE OF MISSOURI


                             Rebecca McDowell Cook
                              Secretary of State

                             CORPORATION DIVISION

                             CERTIFICATE OF MERGER
                        MISSOURI CORPORATION SURVIVING


WHEREAS, Articles of Merger of the following corporations:

                       SOUTHERN GROUP, INC. (#F00366234)

                                     INTO:

THE KANSAS CITY SOUTHERN RAILWAY COMPANY (#Ro0000513)

Organized and Existing Under Law of Missouri, Delaware have been received, found to conform to law, and filed.

NOW, THEREFORE, I, REBECCA MCDOWELL COOK, Secretary of State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected with THE KANSAS CITY SOUTHER RAILWAY COMPANY (#R00000513) as the surviving corporation.

IN TESTIMONY WHEREOF, I HAVE SET MY HAND AND IMPRINTED THE GREAT SEAL OF THE STATE OF MISSOURI, ON THIS, THE 6th Day of January , 2000.


      /s/ Rebecca McDowell Cook
     ----------------------------
          Secretary of State

$30.00

                              ARTICLES OF MERGER
           (Southern Group/The Kansas City Southern Railway Company)

Secretary of State,
State of Missouri,
Jefferson City, Missouri 65101

          Pursuant to Section 351.447, Revised Statutes of Missouri, 1986, as amended, of the General and Business Corporation Law of Missouri, the undersigned corporations certify the following:

          FIRST: That THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation and SOUTHERN GROUP, INC., a Delaware corporation, are hereby merged and that the above-named THE KANSAS CITY SOUTHERN RAILWAY COMPANY is the Surviving Corporation.

          SECOND: That THE KANSAS CITY SOUTHERN RAILWAY COMPANY owns one hundred (100%) per cent of the outstanding shares of stock, of all classes, of SOUTHERN GROUP, INC.

          THIRD: That, pursuant to R.S. MO., Section 351.447, the Board of Directors of THE KANSAS CITY SOUTHERN RAILWAY COMPANY, by unanimous consent made December 13, 1999, adopted the following resolutions approving the Plan of Merger set forth in these articles:

          "Resolved, that the Plan of Merger embodied in that certain Agreement and Plan of Merger between this Corporation and SOUTHERN GROUP, INC., a Delaware corporation, a copy of which agreement has been exhibited to each of the undersigned and ordered attached to these consent minutes as an exhibit, and which provides for the merger of The SOUTHERN GROUP, INC. into the Corporation and for the Corporation to be the Surviving Corporation, be and the same is hereby approved and adopted by the Board of Directors in all respects in the form submitted."

          "Resolved, further, for the purpose of complying with Section 253 of the General Corporation Law of the State of Delaware, that: THE KANSAS CITY SOUTHERN RAILWAY COMPANY merge into itself SOUTHERN GROUP, INC. and assume all of SOUTHERN GROUP, INC.'s liabilities and obligations; that officers and directors of this Corporation be and they hereby are directed to make, execute and acknowledge a certificate of ownership and merger, setting forth a copy of the resolution to merge said SOUTHERN GROUP, INC. into THE KANSAS CITY SOUTHERN RAILWAY COMPANY with THE KANSAS CITY SOUTHERN RAILWAY COMPANY to assume said SOUTHERN GROUP, INC.'s liabilities and obligations and to file the same in the office of the Secretary of the State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of the County of New Castle, State of Delaware; and that, in said certificate of ownership and merger, the President of this Corporation shall agree that the Corporation may be served with process in Delaware in any proceeding for enforcement of any obligation of SOUTHERN GROUP, INC. arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to 8 Del.C. Section 262, and shall irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceedings."

          "Resolved, further, that the officers of the Corporation are hereby authorized and directed to execute said Agreement and Plan of Merger, and to execute, deliver, and file all other documents, to pay all expenses, and to take all other action which they deem necessary and desirable to carry out the Plan of Merger."

          FOURTH: Plan of Merger. The Plan of Merger, as set forth in the Agreement and Plan of Merger between THE KANSAS CITY SOUTHERN RAILWAY COMPANY AND SOUTHERN GROUP, INC., is as follows:

       SOUTHERN GROUP shall be and it hereby is merged into KCSR, which shall be the Surviving Corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

          1.  Name of the Surviving Corporation. The Surviving Corporation, from
              ---------------------------------
     and after the effective date of the merger, shall be THE KANSAS CITY SOUTHERN RAILWAY COMPANY, which shall continue its corporate existence under the laws of the State of Missouri.

          2.  Office of the Surviving Corporation. The principal office of the
              -----------------------------------
     Surviving Corporation, KCSR, in the State of Missouri shall continue to be located at 114 West 11th Street, in the city of Kansas City, County of Jackson, State of Missouri. The name of it's resident agent in the State of Missouri is R. P. Bruening whose address is 114 W. 11th St., Kansas City, MO 64105.

          3.  Purposes of the Surviving Corporation. The nature of the business
              -------------------------------------
     of the Surviving Corporation and the objects and purposes to be transacted, promoted, or carried on by it shall be and remain and continue to be those set forth in KCSR's "Articles of Incorporation" as they shall exist upon the effective date of the merger until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

          4.  Capitalization of Surviving Corporation. The authorized capital
              ---------------------------------------
     stock of the surviving corporation shall be and remain and continue to be that in effect for KCSR under its "Articles of Incorporation" as they shall exist upon the effective date of the merger, until altered or amended as therein provided and in accordance with governing laws.

          5.  Bylaws of the Surviving Corporation. The Bylaws of KCSR, as they
              -----------------------------------
     shall exist upon the effective date of the merger, shall be and remain and continue to be the Bylaws of the Surviving Corporation until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

          6.  Directors and officers. (a) Persons who are directors of KCSR on
              ----------------------
     the effective date of the merger shall be and remain and continue to be directors of the Surviving Corporation; such directors shall hold office until the first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger and until their respective successors are elected or appointed in the manner provided by the Bylaws thereof. If on the effective date of the merger a vacancy shall exist in the Board of Directors of the Surviving Corporation for any reason whatsoever, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

          (b) The first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger shall be the annual meeting provided for by the Bylaws thereof for the year 2000.

          (c) All persons who, upon the effective date of the merger, shall be executive or administrative officers of KCSR shall be and remain and continue to be the officers of the Surviving Corporation, subject to the provisions of the Bylaws of the Surviving Corporation. The Board of Directors or the President of the Surviving Corporation may elect or appoint such additional officers as they may determine, subject to the provisions of the Bylaws of the Surviving Corporation.

          (d) The officers and directors of the Surviving Corporation who will serve as hereinabove set forth are as follows:

                                             OFFICERS
                                             --------

     Michael R. Haverty               Chairman of the Board, President, and Chief Executive Officer
     Gerald Davies                    Executive Vice President and Chief Operating Officer
     Robert H. Berry                  Sr. Vice President and Chief Financial Officer
     Richard P. Bruening              Sr. Vice President, General Counsel, and Corporate Secretary
     Albert W. Rees                   Sr. Vice President-International Operations
     David C. Bastress                Vice President-Agricultural/Minerals Business Unit
     Emerson M. Bouchard              Vice President-Labor Relations
     Ken D. Clark, Jr.                Vice President-Chemical/Petroleum Business Unit
     Warren K. Erdman                 Vice President-Corporate Affairs
     Paul M. Fetterman                Vice President-Engineering
     Eric B. Freestone                Vice President-Human Resources
     Steven L. Hefley                 Vice President-Transportation Services
     John S. Jacobsen                 Vice President and Chief Engineer

     Thomas G. King                   Vice President and Treasurer
     Joseph A. Kruzich                Vice President-Administration and Information Systems
     Vaughn W. Short                  Vice President-Intermodal Business Unit
     Doug Sizemore                    Vice President and Chief Mechanical Officer
     Vernon W. Songer                 Vice President-Coal Business Unit
     Louis G. Van Horn                Vice President and Comptroller
     W. James Wochner                 Vice President and General Solicitor
     Jay M. Nadlman                   Assistant Secretary
     Julie Powell                     Assistant Secretary

                                DIRECTORS
                                ---------

                              Robert H. Berry
                              Richard P. Bruening
                              Gerald K. Davies
                              Michael R. Haverty
                              Albert W. Rees

          (e) The first regular meeting of the Board of Directors of the Surviving Corporation after the effective date of the merger shall be held as soon as practicable thereafter.

          7.  Effective date of merger. (a) For all purposes of the laws of the
              ------------------------
     State of Delaware, this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of SOUTHERN GROUP, a Delaware corporation, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Delaware and certificates of its adoption and approval shall have been executed in accordance with such laws; and a "Certificate of Ownership and Merger" shall have been filed in the Office of the Secretary of State of the State of Delaware and shall have been recorded in the office of the Recorder of the County of New Castle, State of Delaware.

          (b) For all purpose of the laws of the State of Missouri this Agreement and Plan of Merger and the merger herein provided for shall become effective as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Missouri and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the office of the Secretary of State of Missouri.

          (e) The corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of KCSR shall continue unaffected and unimpaired by the merger hereby provided for; and the corporate identities, existences, purposes, powers, objects, franchises, rights, and immunities of SOUTHERN GROUP shall be continued in and merged into KCSR and KCSR shall be fully vested therewith.

          (f) The date upon which this Agreement is filed in the offices mentioned above and upon which KCSR and SOUTHERN GROUP shall become a single corporation is the effective date of the merger.

          8.  Conversion of shares. Immediately upon the effective date of the
              --------------------
     merger, the shares of stock of SOUTHERN GROUP issued and outstanding in the name of KCSR and the shares of stock of that corporation which are held as treasury shares by them shall cease to exist and shall be deemed canceled, retired, and eliminated, and no shares of common stock of the Surviving Corporation shall be issued in respect thereof.

          9.  Effect of merger.  Upon this merger becoming effective:
              ----------------

          (a) The Surviving Corporation shall possess all the rights, privileges, powers, and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities, obligations, and duties of SOUTHERN GROUP except as otherwise herein provided, and except as otherwise provided by law;

          (b) The Surviving Corporation shall be vested with all property, real, personal, or mixed, and all debts due to SOUTHERN GROUP on whatever account as well as all other things in action or belonging to SOUTHERN GROUP, and

          (c) All property, rights, privileges, powers, and franchises of the SOUTHERN GROUP shall be thereafter as effectually the property of the Surviving Corporation as they were of SOUTHERN GROUP but all rights of creditors and all liens upon any property of SOUTHERN GROUP shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the effective date of the merger; and all debts, liabilities, obligations, and duties of SOUTHERN GROUP shall thenceforth attach to, and are hereby assumed by, the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, obligations, and duties had been incurred or contracted by it.

          10. Delivery of deeds and instruments.  From time to time as and when
              ---------------------------------
     requested by the Surviving Corporation or by its successors or assigns, SOUTHERN GROUP shall execute and deliver, or cause to be executed and delivered, all deeds and other instruments and shall take, or cause to be taken, all such other and further actions as the Surviving Corporation may deem necessary and desirable in order more fully to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, powers and franchises referred to in paragraph 9 hereof and otherwise to carry out the intent and purposes of this Agreement and Plan of Merger. For the convenience of the parties and to facilitate the filing and recording of this Agreement and Plan of Merger, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

          11.  Expenses of merger. The Surviving Corporation shall pay all
               ------------------
     expenses of carrying this Agreement and Plan of Merger into effect and of accomplishing the merger.

          13.  Capital and life of surviving corporation.  The minimum amount of
               -----------------------------------------
     capital with which the Surviving Corporation shall commence business is $1,000. The Surviving Corporation is to have perpetual existence.

          14.  Offices and place of meetings. Both the stockholders and
               -----------------------------
     directors of the Surviving Corporation may hold their meetings and the Surviving Corporation may have an office or offices in such place or places outside the State of Missouri as the Bylaws may provide and the Surviving Corporation may keep its books outside the State of Missouri except as otherwise provided by law.

          IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the THE KANSAS CITY SOUTHERN RAILWAY COMPANY and SOUTHERN GROUP, INC., as of the day and year hereinafter acknowledged.


ATTEST:                            THE KANSAS CITY SOUTHERN
RAILWAY COMPANY

/s/ Julie D. Powell                By /s/ M. R. Haverty
-----------------------               ---------------------
Assistant Secretary                       Its President

ATTEST:                            SOUTHERN GROUP, INC.

/s/ Julie D. Powell                By /s/ M. R. Haverty
-----------------------               ---------------------
Assistant Secretary                       Its President


                                ACKNOWLEDGEMENT

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     I, Michael R. Haverty, being duly sworn, upon my oath state: that I am President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY and that I also am President of SOUTHERN GROUP, INC.; that I have executed the foregoing "Articles of Merger" on behalf of those corporations, in duplicate originals; and that the facts therein set forth are true.

                                          /s/ M. R. Haverty
                                      ---------------------------
                                          Michael R. Haverty

     Subscribed and sworn to before me, a Notary Public in and for the above-written County and State, this 15 day of December, 1999.


     /s/ Julie A. Burgess
     ------------------------------
                                      Notary Public

My commission expires: July 22, 2002

No. R00000513

                               State of Missouri
                    Judith K. Moriarty, Secretary of State

                             Corporation Division


                            Certificate of Merger -
                        Missouri Corporation Surviving


WHEREAS, Articles of Merger of the following corporations:

Name of Corporations MIDSOUTH CORPORATION (A Delaware Corp. not qualified)

                                     INTO:

             THE KANSAS CITY SOUTHERN RAILWAY COMPANY (#R00000513)

Organized and Existing Under Laws of Missouri & Delaware have been received, found to conform to law, and filed.

NOW, THEREFORE, I, JUDITH K. MORIARTY, Secretary of State of the State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with THE KANSAS CITY SOUTHERN RAILWAY COMPANY (#R00000513) as the surviving corporation.

                                    IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 27th day of December, 1993.


                                             /s/ Judith K. Moriarty
                                             ------------------------
                                               Secretary of State
                                                                     Fee $ 25.00

                              ARTICLES OF MERGER
                         MERGING MIDSOUTH CORPORATION
                                     INTO
                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY


    PLEASE NOTE: THE EFFECTIVE DATE OF THIS MERGER IS TO BE JANUARY 1, 1994



Secretary of State,
State of Missouri,
Jefferson City, Missouri 65101



     Pursuant to Section 351.430, Revised Statutes of Missouri, 1986, as amended, of the General and Business Corporation Law of Missouri, the undersigned corporations certify the following:

          FIRST: That THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation, and MIDSOUTH CORPORATION, a Delaware corporation, hereinafter sometimes called the "Constituent Corporations", are hereby merged, effective January 1, 1994, and that the above-named THE KANSAS CITY SOUTHERN RAILWAY COMPANY is the Surviving Corporation.

          SECOND: That one hundred (100 %) per cent of the outstanding stock of all classes of both THE KANSAS CITY SOUTHERN RAILWAY COMPANY and MIDSOUTH CORPORATION is owned by KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation.;

          THIRD: That, pursuant to R.S. MO., Sections 351.458: KANSAS CITY SOUTHERN INDUSTRIES, INC., as the sole shareholder of both THE KANSAS CITY SOUTHERN RAILWAY COMPANY and MIDSOUTH CORPORATION, by unanimous consent made December 13, 1993, adopted the following resolutions approving the Plan of Merger set forth in these articles:

          "Resolved, that the Plan of Merger embodied in that certain Agreement and Plan of Merger between The Kansas City Southern Railway Company, a Missouri corporation, and MidSouth Corporation, a Delaware corporation, a copy of which agreement has been exhibited to the undersigned and ordered attached to these consent minutes as an exhibit, and which provides for the merger of MidSouth Corporation into The Kansas City Southern Railway Company and for The Kansas City Southern Railway Company to be the Surviving Corporation, be and the same is hereby approved and adopted in all respects in the form submitted."

          "Resolved, further and for the purpose of complying with Section 252 of the General Corporation Law of the State of Delaware, that: THE KANSAS CITY SOUTHERN RAILWAY COMPANY merge into itself MIDSOUTH CORPORATION a Delaware corporation, and assume all of the MidSouth Corporation's liabilities and obligations; that officers and directors of this Corporation be and they hereby are directed to make, execute and acknowledge a certificate of ownership and merger, setting forth a copy of the resolution to merge said MidSouth Corporation into THE KANSAS CITY SOUTHERN RAILWAY COMPANY with THE KANSAS CITY SOUTHERN RAILWAY COMPANY to assume said MidSouth Corporation's liabilities and obligations and to file the same in the office of the Secretary of the State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of the County of New Castle, State of Delaware; and that, in said certificate of merger, the President of this Corporation shall agree that the Corporation may be served with process in Delaware in any proceeding for enforcement of any obligation of the MidSouth Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to 8 Del.C. Section 262, and shall irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceedings."

          "Resolved, further, that the officers of the Corporation are hereby authorized and directed to execute said Agreement and Plan of Merger, to vote the stock of the Constituent Corporations owned by the Corporation in favor of the Plan of Merger, and to execute, deliver, and file all other documents, to pay all expenses, and to take all other action which they deem necessary and desirable to carry out the Plan of Merger."

          FOURTH: Plan of Merger. A true copy of "The Agreement and Plan of Merger Merging MidSouth Corporation into The Kansas City Southern Railway Company" is attached and its provisions hereby incorporated in these Articles of Merger.

     IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned Constituent Corporations, as of the day and year hereinafter acknowledged.


ATTEST:                                      THE KANSAS CITY SOUTHERN RAILWAY
                                                          COMPANY


 /s/ Albert Mauro                            By:  /s/ George W. Edwards, Jr.
 ------------------                               ----------------------------
     Secretary                                        Its President

ATTEST:                                      MIDSOUTH CORPORATION


/s/ Albert Mauro                             By:  /s/ George W. Edwards, Jr.
------------------                                ----------------------------
     Secretary                                        Its President

STATE OF MISSOURI  )
                   ) ss.
COUNTY OF JACKSON  )


     I, GEORGE W. EDWARDS, JR., being duly sworn, upon my oath state: that I am President of The Kansas City Southern Railway Company and MidSouth Corporation; that I have executed the foregoing "Articles of Merger" on behalf of those corporations, in duplicate originals; and that the facts therein set forth are true.


                                                  /s/ George W. Edwards, Jr.
                                                  ----------------------------
                                                  George W. Edwards, Jr.


     Subscribed and sworn to before me, a Notary Public in and for the above-written County and State, this 13th day of December, 1993.

                                                  /s/ Charlene M. Thibaudeau
                                                  ----------------------------
                                                         Notary Public

My Commission Expires:  June 18, 1996

                         AGREEMENT AND PLAN OF MERGER
                         MERGING MIDSOUTH CORPORATION
                                     INTO
                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY

     AGREEMENT AND PLAN OF MERGER, dated as of December 13, 1993 between MIDSOUTH CORPORATION ("MSC"), a Delaware corporation, and THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("KCSR"), a Missouri corporation, both corporations having their principal offices in the State of Missouri at 114 West l1th Street, Kansas City, Missouri and being hereinafter sometimes collectively called the Constituent Corporations.

     WHEREAS, MSC is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on March 12, 1986, and having an authorized capital stock consisting of 1,000 shares of $.01 par value common stock (of which 1,000 shares are outstanding), all of which outstanding shares are owned by KCSI and none of which are outstanding in the hands of the public; and

     WHEREAS, KCSR is a corporation duly organized and existing under the laws of the State of Missouri, having been incorporated on March 1, 1900, and having an authorized capital stock consisting of 10,140,060 shares, of which 10,140,000 shares are common stock and 60 shares are preferred, with both common and preferred stock currently having no par value and of which stock, both common and preferred, all outstanding shares are owned by Kansas City Southern Industries, Inc. and none of which are outstanding in the hands of the public; and

     WHEREAS, the Constituent Corporations currently conduct consolidated railroad common carrier operations; and

     WHEREAS, the merger of the Constituent Corporations will benefit each of them by eliminating multiple filing, reporting and record keeping to and for various entities and, therefore, is consistent with those corporations' business needs; and

     WHEREAS, the respective Shareholders and Boards of Directors of the Constituent Corporations deem it advisable, upon the terms and subject to the conditions herein set forth, that MSC merge into KCSR, with KCSR to be the surviving corporation and they have duly approved and authorized the form of this Agreement and have adopted the Plan of Merger herein set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, it is agreed that MSC, effective on January 1, 1994, shall be merged into KCSR, with KCSR to be the "surviving corporation" and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

     1. Name of the Surviving Corporation. The Surviving Corporation of the Merger, from and after the effective time of that merger, shall be THE KANSAS CITY SOUTHERN RAILWAY COMPANY, which shall continue its corporate existence under the laws of the State of Missouri.

     2. Office of the Surviving Corporation. The principal office of the Surviving Corporation, in the State of Missouri shall continue to be located at 114 West l1th Street, in the city of Kansas City, County of Jackson, State of Missouri. The name of it's registered agent in the State of Missouri is Mr. R.P. Bruening, Senior Vice President and General Counsel whose address is 114 West l1th Street, Kansas City, Missouri 64105-1804.

     3. Purposes of the Surviving Corporation. The nature of the business of the Surviving Corporation and the objects and purposes to be transacted, promoted, or carried on by it shall be and remain and continue to be those set forth in its "Articles of Incorporation" as they shall exist upon the effective date of the merger until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

     4. Capitalization of the Surviving Corporation. The authorized capital stock of the surviving corporation shall be and remain and continue to be that in effect under its "Articles of Incorporation" as they shall exist upon the effective date of the merger, until altered or amended as therein provided and in accordance with governing laws.

     5. Bylaws of the Surviving Corporation. The Bylaws of Surviving Corporation, as they shall exist upon the effective date of the merger, shall be and remain and continue to be the Bylaws of the Surviving Corporation until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

     6. Directors and officers. (a) Persons who are directors of the Surviving Corporation on the effective date of the merger shall be and remain and continue to be directors of the Surviving Corporation; such directors shall hold office until the first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger and until their respective successors are elected or appointed in the manner provided by the Bylaws thereof. If on the effective date of the merger a vacancy shall exist in the Board of Directors of the Surviving Corporation for any reason whatsoever, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

          (b) The first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger shall be the annual meeting provided for by the Bylaws thereof for the year 1993.

          (c) All persons who, upon the effective date of the merger, shall be executive or administrative officers of the Surviving Corporation shall be and remain and continue to be the officers of the Surviving Corporation, subject to the provisions of the Bylaws of the Surviving Corporation. The Board of Directors or the President of the Surviving Corporation may elect or appoint such additional officers as they may determine, subject to the provisions of the Bylaws of the Surviving Corporation.

          (d) The officers and directors of the Surviving Corporation who will serve as hereinabove set forth are as follows:

                                                OFFICERS
                                                --------

          Landon H. Rowland                     Chairman of the Board

          George W. Edwards, Jr.           President and Chief Executive Officer
          James B. Dehner                  Executive Vice President-Chief
                                           Operating Officer
          Michael F. McClain               Executive Vice President
          Robert L. Brown II               Senior Vice President-Finance
          Roland W. Comstock               Senior Vice President -
                                           Administration
          Richard P. Bruening              Senior Vice President and General
                                           Counsel
          Timothy J Legler                 Senior Vice President-Marketing
          David C. Bastress                Vice President-Marketing
          Danny R. Carpenter               Vice President-Tax Counsel
          Robert D. Wood                   Vice President-Sales
          Albert P. Mauro                  Vice President and Secretary
          Richard N. Bornemann             Vice President-Government Affairs
          David W. Brookings               Vice President and Chief Engineer
          Phillip S. Brown                 Vice President-Associate General
                                           Counsel & Assistant Secretary
          Michael W. Hahn                  Vice President - Transportation
          Robert L. Haley                  Vice President - Corporate Real
                                           Estate
          Thomas D. Hobbs                  Vice President-Information Services
          Walter W. Howland                Vice President-Taxes
          Derrell E. Johnson               Vice President-Intermodal
          Henry H. Salisbury               Vice President-Public Affairs
          Hugh I. Salmons                  Vice President-Human Resources
          John A. Scotto                   Vice President-Comptroller
          W. James Wochner                 Vice President & General Solicitor
          Anthony P. McCarthy              Treasurer
          Richard J. Gauert                Assistant Comptroller and Assistant
                                           Secretary
          Sherry K. Cooper                 Assistant Secretary
          Nancy Ince                       Assistant Secretary

                                   DIRECTORS
                                   ---------

                               Landon H. Rowland
                            George W. Edwards, Jr.
                              Thomas A. McDonnell
                              Richard P. Bruening
                                Jaces B. Dehner
                              Michael F. McClain

     (e) The first regular meeting of the Board of Directors of the Surviving Corporation after the effective date of the merger shall be held as soon as practicable thereafter.

     7. Effective date of merger. (a) For all purposes of the laws of the State of Delaware, this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of MSC, a Delaware corporations, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Delaware and certificates of its adoption and approval shall have been executed in accordance with such laws;

and a "Certificate of Merger" for each merger hereunder shall have been filed in the Office of the Secretary of State of the State of Delaware and shall have been recorded in the office of the Recorder of the County of New Castle, State of Delaware.

     (b) The corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of KCSR shall continue unaffected and unimpaired by the merger hereby provided for; and the corporate identities, existences, purposes, powers, objects, franchises, rights, and immunities of MSC shall be continued in and merged into KCSR and KCSR shall be fully vested therewith.

     (c)  The effective date of the merger shall be January 1, 1994.

     (d) Notwithstanding the foregoing statements, the parties understand that the merger herein provided for is subject to a grant of exemption from prior approval by the Interstate Commerce Commission and that such exemption could be rescinded. In the event such exemption is rescinded, this merger shall be subject to the parties' obtaining prior approval thereof from the Interstate Commerce Commission and, absent such approval, this Agreement and Plan of Merger shall be null and void.

     8. Conversion of shares. Immediately upon the effective date of the mergers hereunder, the shares of stock of MSC issued and outstanding and the shares of stock of that corporation which are held as treasury shares by them shall cease to exist and shall be deemed canceled, retired, and eliminated, and no shares of common stock of the Surviving Corporation shall be issued in respect thereof.

     9. Effect of merger. Upon this merger becoming effective: (a) The Surviving Corporation shall possess all the rights, privileges, powers, and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities, obligations, and duties of each of the Constituent Corporations, except as otherwise herein provided, and except as otherwise provided by law;

     (b) The Surviving Corporation shall be vested with all property, real, personal, or mixed, and all debts due to the Constituent Corporations on whatever account as well as all other things in action or belonging to the Constituent Corporations; and

     (c) All property, rights, privileges, powers, and franchises of the Constituent Corporations shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the effectivedate of the merger; and all debts, liabilities, obligations, and duties of the Constituent Corporations shall thenceforth attach to, and are hereby assumed by, the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, obligations, and duties had been incurred or contracted by it.

     10. Delivery of deeds and instruments. From time to time as and when requested by the Surviving Corporation or by its successors or assigns, each of the Constituent Corporations shall execute and deliver, or cause to be executed and delivered, all deeds and other instruments and shall take, or cause to be taken, all such other and further actions as the Surviving Corporation may deem necessary and desirable in order more fully to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, powers and franchises referred to in paragraph 9 hereof and otherwise to carry out the intent and purposes of this Agreement and Plan of Merger. For the convenience of the parties and to facilitate the filing and recording of this Agreement and Plan of Merger, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

     11. Expenses of merger. The Surviving Corporation shall pay all expenses of carrying this Agreement and Plan of Merger into effect and of accomplishing the merger.

     12. Capital and life of surviving corporation. The minimum amount of capital with which the Surviving Corporation shall commence business is $1,000. The Surviving Corporation is to have perpetual existence.

     13. Offices and place of meetings. Both the stockholders and directors of the Surviving Corporation may hold their meetings and the Surviving Corporation may have an office or offices in such place or places outside the State of Missouri as the Bylaws may provide and the Surviving Corporation may keep its books outside the State of Missouri except as otherwise provided by law.

     IN WITNESS WHEREOF, each of the Constituent Corporations have caused this Agreement and Plan of Merger to be signed in its corporate name by its President and its corporate seal to be hereunto affixed and attested by its Secretary, and all of the directors of KCSR have hereunto set their hands under its corporate seal, attested by its Secretary all as of the day and year first above written.


ATTEST:                                 THE KANSAS CITY SOUTHERN RAILWAY
                                             COMPANY

/s/ Albert Mauro                        By: /s/ George W. Edwards, Jr.
------------------                          ----------------------------
     Secretary                               Its President


ATTEST:                                 MIDSOUTH CORPORATION


/s/ Albert Mauro                        By: /s/ George W. Edwards, Jr.
------------------                          ----------------------------
     Secretary                               Its President

                                ACKNOWLEDGMENT

STATE OF MISSOURI  )
                   ) ss.
COUNTY OF JACKSON  )


     I, GEORGE W. EDWARDS, JR., being duly sworn, upon my oath state: that I am President of The Kansas City Southern Railway Company and MidSouth Corporation, that I have executed the foregoing "Agreement and Plan of Merger Merging MidSouth Corporation into The Kansas City Southern Railway Company" on behalf of those two (2) corporations; that it represents the act and deed of each corporation; and that the facts therein set forth are true.


                                        /s/ George W. Edwards, Jr.
                                        -----------------------------
                                             George W. Edwards, Jr.


     Subscribed and sworn to before me, a Notary Public in and for the above-written County and State, this 13th day of December, 1993.


                                        /s/ Charlene M. Thibaudeau
                                        ----------------------------
                                             Notary Public

My Commission Expires:  June 18, 1996

No.  R00000513
    ----------

                               State of Missouri
                    Judith K. Moriarty, Secretary of State

                             Corporation Division



                           Certificate of Merger --
                        Missouri Corporation Surviving


WHEREAS, Articles of Merger of the following corporations:

Name of Corporations THE GRAYSONIA, NASHVILLE, AND ASHDOWON RAILROAD

                  COMPANY (ARKANSAS CORPORATION NOT QUALIFIED)

                                     INTO:

             THE KANSAS CITY SOUTHERN RAILWAY COMPANY  (R00000513)

Organized and Existing Under Laws of MISSOURI ARKANSAS have been received, found to conform to law, and filed.

NOW, THEREFORE, I, JUDITH K. MORIARTY, Secretary of State of the State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with THE KANSAS CITY SOUTHERN RAILWAY COMPANY (R00000513) as the surviving corporation.

                              IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 2nd day of JULY, 1993.



                              /s/ Judith K. Moriarty
                              ------------------------
                                 Secretary of State

                                                                 Fee $ 25.00
                                                                      ------

                              ARTICLES OF MERGER



Secretary of State,
State of Missouri,
Jefferson City, Missouri 65101


          Pursuant to Section 351.447, Revised Statutes of Missouri, 1986, as amended, of the General and Business Corporation Law of Missouri, the undersigned corporations certify the following:

          FIRST: That THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation and THE GRAYSONIA, NASHVILLE, AND ASHDOWON RAILROAD COMPANY, an Arkansas corporation, are hereby merged and that the above-named THE KANSAS CITY SOUTHERN RAILWAY COMPANY is the Surviving Corporation.

          SECOND: That THE KANSAS CITY SOUTHERN RAILWAY COMPANY owns one hundred (100%) per cent of the outstanding shares of stock, of all classes, of each and all of the other Constituent Corporations.

          THIRD: That, pursuant to R.S. MO., Section 351.447, the Board of Directors of THE KANSAS CITY SOUTHERN RAILWAY COMPANY, by unanimous consent made June 23, 1992, adopted the following resolutions approving the Plan of Merger set forth in these articles:

          "Resolved, that the Plan of Merger embodied in that certain Agreement and Plan of Merger between this Corporation and The Graysonia, Nashville, and Ashdown Railroad Company, an Arkansas corporation, a copy of which agreement has been exhibited to each of the undersigned and ordered attached to these consent minutes as an exhibit, and which provides for the merger of The Graysonia, Nashville, and Ashdown Railroad Company into the Corporation and for the Corporation to be the Surviving Corporation, be and the same is hereby approved and adopted by the Board of Directors in all respects in the form submitted."

          "Resolved, further, that the officers of the Corporation are hereby authorized and directed to execute said Agreement and Plan of Merger, and to execute, deliver, and file all other documents, to pay all expenses, and to take all other action which they deem necessary and desirable to carry out the Plan of Merger."

          FOURTH: Plan of Merger. The Plan of Merger, as set forth in the Agreement and Plan of Merger between the Constituent Corporations, is as follows:

     THE GRAYSONIA, NASHVILLE, AND ASHDOWN RAILROAD COMPANY ("GN&A") shall be and hereby is merged into THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("KCSR"), which shall be the Surviving Corporation, in the following mode and subject to the following terms and conditions:

          1.  Name of the Surviving Corporation.  The Surviving Corporation,
              ---------------------------------
from and after the effective date of the merger, shall be THE KANSAS CITY SOUTHERN RAILWAY COMPANY, which shall continue its corporate existence under the laws of the State of Missouri.

          2.  Office of the Surviving Corporation.  The principal office of the
              -----------------------------------
Surviving Corporation, KCSR, in the State of Missouri shall continue to be located at 114 West 11th Street, in the city of Kansas City, County of Jackson, State of Missouri. The name of it's resident agent in the State of Missouri is
C. T. Corporation System, whose address is 314 North Broadway, St. Louis, Missouri 63102.

          3.  Purposes of the Surviving Corporation.  The nature of the
              -------------------------------------
business of the Surviving Corporation and the objects and purposes to be transacted, promoted, or carried on by it shall be and remain and continue to be those set forth in KCSR's "Articles of Incorporation" as they shall exist upon the effective date of the merger until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

          4.  Capitalization of Surviving Corporation.  The authorized capital
              ---------------------------------------
stock of the surviving corporation shall be and remain and continue to be that in effect for KCSR under its "Articles of Incorporation" as they shall exist upon the effective date of the merger, until altered or amended as therein provided and in accordance with governing laws.

          5.  Bylaws of the Surviving Corporation.  The Bylaws of KCSR, as
              -----------------------------------
they shall exist upon the effective date of the merger, shall be and remain and continue to be the Bylaws of the Surviving Corporation until they shall be altered, amended, or re pealed as therein provided and in accordance with governing laws.

          6.  Directors and officers.  (a) Persons who are directors of KCSR on
              ----------------------
the effective date of the merger shall be and remain and continue to be directors of the Surviving Corporation; such directors shall hold office until the first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger and until their respective successors are elected or appointed in the manner provided by the Bylaws thereof. If on the effective date of the merger a vacancy shall exist in the Board of Directors of the Surviving Corporation for any reason whatsoever, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

          (b) The first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger shall be the annual meeting provided for by the Bylaws thereof for the year 1992.

          (c) All persons who, upon the effective date of the merger, shall be executive or administrative officers of KCSR shall be and remain and continue to be the officers of the Surviving Corporation, subject to the provisions of the Bylaws of the Surviving Corporation. The Board of Directors or the President of the Surviving Corporation may elect or appoint such additional officers as they may determine, subject to the provisions of the Bylaws of the Surviving Corporation.

          (d) The officers and directors of the Surviving Corporation who will serve as hereinabove set forth are as follows:

                                       OFFICERS
                                       --------
          Landon H. Rowland            Chairman of the Board
          George W. Edwards, Jr.       President and Chief Executive Officer
          James B. Dehner              Executive Vice President-Chief Operating Officer
          Michael F. McClain           Executive Vice President - Marketing
          Robert L. Brown II           Senior Vice President-Finance and Comptroller
          Roland W. Comstock           Senior Vice President - Administration
          Richard P. Bruening          Senior Vice President and General Counsel
          Timothy J Legler             Senior Vice President-Marketing
          David C. Bastress            Vice President-Marketing
          Robert D. Wood               Vice President-Sales
          Albert P. Mauro              Vice President and Secretary
          Richard N. Bornemann         Vice President-Government Affairs
          David W. Brookings           Vice President and Chief Engineer
          Phillip S. Brown             Vice President-Associate General Counsel &
                                       Assistant Secretary
          Michael W. Hahn              Vice President - Transportation
          Robert L. Haley              Vice President - Corporate Real Estate
          Thomas D. Hobbs              Vice President - Information Services
          Walter W. Howland            Vice President-Taxes
          Derrell E. Johnson           Vice President-Intermodal
          Henry H. Salisbury           Vice President-Public Affairs
          W. James Wochner             Vice President & General Solicitor
          Anthony P. McCarthy          Treasurer
          Richard J. Gauert            Assistant Comptroller
          Sherry K. Cooper             Assistant Secretary and Assistant Treasurer
          Nancy Ince                   Assistant Secretary
          Timothy J Legler             Senior Vice President-Marketing
          Albert P. Mauro              Vice President and Secretary
          David W. Brookings           Vice President and Chief Engineer
          Phillip S. Brown             Vice President -Associate General Counsel &
                                       Assistant Secretary
          Michael W. Hahn              Vice President - Transportation
          Robert L. Haley              Vice President - Corporate Real Estate
          Thomas D. Hobbs              Vice President - Information Services
          Walter W. Howland            Vice President-Taxes
          Derrell E. Johnson           Vice President-Intermodal
          Henry H. Salisbury           Vice President-Public Affairs
          W. James Wochner             Vice President & General Solicitor
          Anthony P. McCarthy          Treasurer
          Richard J. Gauert            Assistant Comptroller

          Sherry K. Cooper             Assistant Secretary and Assistant Treasurer
          Nancy Ince                   Assistant Secretary

                                   DIRECTORS
                                   ---------

                               Landon H. Rowland
                            George W. Edwards, Jr.
                              Thomas A. McDonnell
                              Richard P. Bruening
                                James B. Dehner
                              Michael F. McClain

          (e) The first regular meeting of the Board of Directors of the Surviving Corporation after the effective date of the merger shall be held as soon as practicable thereafter.

     7.   Effective date of merger.
          ------------------------

          (a) For all purposes of the laws of the State of Arkansas this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of The Graysonia, Nashville, and Ashdown Railroad Company an Arkansas corporation, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Arkansas and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the Office of the Secretary of State of the State of Arkansas.

          (b) For all purpose of the laws of the State of Missouri this Agreement and Plan of Merger and the merger herein provided for shall become effective as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Missouri and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the office of the Secretary of State of Missouri.

          (e) The corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of KCSR shall continue unaffected and unimpaired by the merger hereby provided for; and the corporate identity, existence, purposes powers, objects, franchises, rights, and immunities of GN&A shall be continued in and merged into KCSR and KCSR shall be fully vested therewith.

          (f) The date upon which this Agreement is filed in the offices mentioned above and upon which the Constituent Corporations shall so become a single corporation is the effective date of the merger.

          (g) Notwithstanding the foregoing statements, the parties understand that the merger herein provided for is subject to a grant of exemption from prior approval by the Interstate Commerce Commission and that such exemption could be rescinded. In the event such exemption is rescinded, this merger shall be subject to the parties' obtaining prior approval thereof from the Interstate Commerce Commission and, absent such approval, this Agreement and Plan of Merger shall be null and void.

     8.   Stockholder's Waiver of Notice.  Whereas the laws of the State of
          ------------------------------
Arkansas, governing "short form" mergers, requires that this Agreement and Plan of Merger be mailed to the Shareholders of the subsidiary corporations thirty
(30) days prior to the filing of the Articles of Merger, subject, however, to
                                                         -------  -------
those shareholder's waiving of such requirement, KCSR, as the sole shareholder of GN&A shall and hereby does waive such pre-filing notice requirement.

     9.   Conversion of shares.  Immediately upon the effective date of the
          --------------------
merger, the shares of stock of GN&A, issued and outstanding in the name of KCSR and the shares of stock of that corporation which are held as treasury shares shall cease to exist and shall be deemed canceled, retired, and eliminated, and no shares of common stock of the Surviving Corporation shall be issued in respect thereof.

     10.  Effect of merger.  Upon this merger becoming effective:
          ----------------

          (a) The Surviving Corporation shall possess all the rights, privileges, powers, and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities, obligations, and duties of GN&A, except as otherwise herein provided, and except as otherwise provided by law;

          (b) The Surviving Corporation shall be vested with all property, real, personal, or mixed, and all debts due to GN&A on whatever account as well as all other things in action or belonging to GN&A, and

          (c) All property, rights, privileges, powers, and franchises of the GN&A shall be thereafter as effectually the property of the Surviving Corporation as they were of GN&A, but all rights of creditors and all liens upon any property of any of GN&A shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the effective date of the merger; and all debts, liabilities, obligations, and duties of GN&A shall thenceforth attach to, and are hereby assumed by, the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, obligations, and duties had been incurred or contracted by it.

          11.  Delivery of deeds and instruments.  From time to time as and when
               ---------------------------------
requested by the Surviving Corporation or by its successors or assigns, the GN&A shall execute and deliver, or cause to be executed and delivered, all deeds and other instruments and shall take, or cause to be taken, all such other and further actions as the Surviving Corporation may deem necessary and desirable in order more fully to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, powers and franchises referred to in paragraph 9 hereof and otherwise to carry out the intent and purposes of this Agreement and Plan of Merger. For the convenience of the parties and to facilitate the filing and recording of this Agreement and Plan of Merger, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

          12.  Expenses of merger.  The Surviving Corporation shall pay all
               ------------------
expenses of carrying this Agreement and Plan of Merger into effect and of accomplishing the merger.

          13.  Capital and life of surviving corporation.  The minimum amount of
               -----------------------------------------
capital with which the Surviving Corporation shall commence business is $1,000. The Surviving Corporation is to have perpetual existence.

          14.  Offices and place of meetings.  both the stockholders and
               -----------------------------
directors of the Surviving Corporation may hold their meetings and the Surviving Corporation may have an office or offices in such place or places outside the State of Missouri as the Bylaws may provide and the Surviving Corporation may keep its books outside the State of Missouri except as otherwise provided by law.

          IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned Constituent Corporations, as of the day and year hereinafter acknowledged.

                                        THE KANSAS CITY SOUTHERN
ATTEST:                                      RAILWAY COMPANY


/s/ Albert Mauro                          /s/ George W. Edwards, Jr.
------------------------------            ----------------------------
         Secretary                               Its President

                                        THE GRAYSONIA, NASHVILLE AND
ATTEST:                                        ASHDOWN RAILROAD
                                                   COMPANY


/s/ Albert Mauro                          /s/ George W. Edwards, Jr.
------------------------------            ----------------------------
         Secretary                                Its President

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )


     I, GEORGE W. EDWARDS, JR., being duly sworn, state: that I am President of The Kansas City Southern Railway Company and The Graysonia, Nashville, and Ashdown Railroad Company; that I have executed the foregoing "Articles of Merger" on behalf of those two corporations, in duplicate originals; and that the facts therein set forth are true.

                                   /s/ George W. Edwards, Jr.
                                   -----------------------------------------
                                        George W. Edwards, Jr.

     Subscribed and sworn to before me this 23rd day of June, 1993.

                                   /s/ Sandra K. Kurtz
                                   -----------------------------------------
                                        Notary Public

My Commission Expires:  Feb. 6, 1996

                         AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER, dated as of June 23, 1993, between THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("KCSR"), a Missouri corporation and THE GRAYSONIA, NASHVILLE, AND ASHDOWN RAILROAD COMPANY ("GN&A"), an Arkansas corporation;

     WHEREAS, KCSR is a corporation duly organized and existing under the laws of the State of Missouri, having been incorporated on March 1, 1900, and having an authorized capital stock consisting of 10,140,060 shares, of which 10,140,000 shares are common stock and 60 shares are preferred, with both common and preferred stock currently having no par value and of which stock, both common and preferred, all outstanding shares are owned by Kansas City Southern Industries, Inc. and none of which are outstanding in the hands of the public; and

     WHEREAS, GN&A is a corporation duly organized and existing under the laws of the State of Arkansas, having been incorporated on August 29, 1922, and having an authorized capital stock consisting of 1,000 shares of $100 par value common stock, all of which are outstanding and are owned by KCSR and none of which are outstanding in the hands of the public; and

     WHEREAS, pursuant to exemption authority granted by the Interstate Commerce Commission in Finance Docket No. 32219, The Kansas City Southern Railway Company--Control Exemption--Graysonia, Nashville, and Ashdown Railroad Company, served on April 23, 1993, KCSR acquired control of GN&A and the two companies currently conduct consolidated railroad common carrier operations; and

     WHEREAS, the merger of KCSR and GN&A will benefit each of them by eliminating multiple filing, reporting and record keeping to and for various entities and, therefore, is consistent with those corporations' business needs; and

     WHEREAS, KCSR, the current owner of all GN&A's outstanding stock, upon merger and as the surviving corporation, will continue to possess a continuing interest in the assets of the merged entity; and

     WHEREAS, the Board of Directors of KCSR, the owner of 100% of the outstanding shares of GN&A's stock and the surviving corporation under this Agreement and Plan of Merger, deems it advisable that these corporations merge and they have duly approved and authorized the form of this Agreement and have adopted the Plan of Merger herein set forth; and

     WHEREAS, the laws of the States of Missouri and Arkansas permit such parent-subsidiary, "short form" mergers and KCSR and GN&A desire to merge under and pursuant to the provisions of the laws of their respective States;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, it is agreed GN&A shall be and it hereby is merged into KCSR, which shall be the Surviving Corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

     1.   Name of the Surviving Corporation. The Surviving Corporation, from and
          ---------------------------------
after the effective date of the merger, shall be THE KANSAS CITY SOUTHERN RAILWAY COMPANY, which shall continue its corporate existence under the laws of the State of Missouri.

     2.   Office of the Surviving Corporation.  The principal office of the
          -----------------------------------
Surviving Corporation, KCSR, in the State of Missouri shall continue to be located at 114 West 11th Street, in the city of Kansas City, County of Jackson, State of Missouri. The name of it's resident agent in the State of Missouri is
C. T. Corporation System, whose address is 314 North Broadway, St. Louis, Missouri 63102.

     3.   Purposes of the Surviving Corporation.  The nature of the business of
          -------------------------------------
the Surviving Corporation and the objects and purposes to be transacted, promoted, or carried on by it shall be and remain and continue to be those set forth in KCSR's "Articles of Incorporation" as they shall exist upon the effective date of the merger until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

     4.   Capitalization of Surviving Corporation.  The authorized capital stock
          ---------------------------------------
of the surviving corporation shall be and remain and continue to be that in effect for KCSR under its "Articles of Incorporation" as they shall exist upon the effective date of the merger, until altered or amended as therein provided and in accordance with governing laws.

     5.   Bylaws of the Surviving Corporation. The Bylaws of KCSR, as they shall
          -----------------------------------
exist upon the effective date of the merger, shall be and remain and continue to be the Bylaws of the Surviving Corporation until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

     6.   Directors and officers.  (a) Persons who are directors of KCSR on the
          ----------------------
effective date of the merger shall be and remain and continue to be directors of the Surviving Corporation; such directors shall hold office until the first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger and until their respective successors are elected or appointed in the manner provided by the Bylaws thereof. If on the effective date of the merger a vacancy shall exist in the Board of Directors of the Surviving Corporation for any reason whatsoever, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

     (b) The first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger shall be the annual meeting provided for by the Bylaws thereof for the year 1992.

     (c) All persons who, upon the effective date of the merger, shall be executive or administrative officers of KCSR shall be and remain and continue to be the officers of the Surviving Corporation, subject to the provisions of the Bylaws of the Surviving Corporation. The Board of Directors or the President of the Surviving Corporation may elect or appoint such additional officers as they may determine, subject to the provisions of the Bylaws of the Surviving Corporation.

     (d) The officers and directors of the Surviving Corporation who will serve as hereinabove set forth are as follows:

                                 OFFICERS
                                 --------
Landon H. Rowland              Chairman of the Board
George W. Edwards, Jr.         President and Chief Executive Officer
James B. Dehner                Executive Vice President - Chief Operating Officer
Michael F. McClain             Executive Vice President - Marketing
Robert L. Brown II             Senior Vice President - Finance and Comptroller
Roland W. Comstock             Senior Vice President - Administration
Richard P. Bruening            Senior Vice President and General Counsel
Timothy J Legler               Senior Vice President - Marketing
David C. Bastress              Vice President-Marketing
Robert D. Wood                 Vice President-Sales
Albert P. Mauro                Vice President and Secretary
Richard N. Bornemann           Vice President - Government Affairs
David W. Brookings             Vice President and Chief Engineer
Phillip S. Brown               Vice President -Associate General Counsel & Assistant
                               Secretary
Michael W. Hahn                Vice President - Transportation
Robert L. Haley                Vice President - Corporate Real Estate
Thomas D. Hobbs                Vice President - Information Services
Walter W. Howland              Vice President-Taxes
Derrell E. Johnson             Vice President-Intermodal
Henry H. Salisbury             Vice President-Public Affairs
W. James Wochner               Vice President & General Solicitor
Anthony P. McCarthy            Treasurer
Richard J. Gauert              Assistant Comptroller
Sherry K. Cooper               Assistant Secretary and Assistant Treasurer
Nancy Ince                     Assistant Secretary


                                   DIRECTORS
                                   ---------

                               Landon H. Rowland
                             George W. Edwards, Jr.
                              Thomas A. McDonnell
                              Richard P. Bruening
                                James B. Dehner
                               Michael F. McClain

     (e) The first regular meeting of the Board of Directors of the Surviving Corporation after the effective date of the merger shall be held as soon as practicable thereafter.

     7.   Effective date of merger.  (a) For all purposes of the laws of the
          ------------------------
State of Arkansas this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existences of GN&A an Arkansas corporation, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Arkansas and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the Office of the Secretary of State of the State of Arkansas.

     (b) For all purpose of the laws of the State of Missouri this Agreement and Plan of Merger and the merger herein provided for shall become effective as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Missouri and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the office of the Secretary of State of Missouri.

     (e) The corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of KCSR shall continue unaffected and unimpaired by the merger hereby provided for; and the corporate identities, existences, purposes, powers, objects, franchises, rights, and immunities of GN&A shall be continued in and merged into KCSR and KCSR shall be fully vested therewith.

     (f) The date upon which this Agreement is filed in the offices mentioned above and upon which KCSR and GN&A shall become a single corporation is the effective date of the merger.

     (g) Notwithstanding the foregoing statements, the parties understand that the merger herein provided for is subject to a grant of exemption from prior approval by the Interstate Commerce Commission and that such exemption could be rescinded. In the event such exemption is rescinded, this merger shall be subject to the parties' obtaining prior approval thereof from the Interstate Commerce Commission and, absent such approval, this Agreement and Plan of Merger shall be null and void.

     8.   Stockholder's Waiver of Notice.  Whereas the laws of the State of
          ------------------------------
Arkansas, governing "short form" mergers, requires that this Agreement and Plan of Merger be mailed to the Shareholders of the subsidiary corporations thirty
(30) days prior to the filing of the Articles of Merger, subject, however, to
                                                         -------  -------
those shareholder's waiving of such requirement, KCSR, as the sole shareholder of GN&A shall and hereby does waive such pre-filing notice requirement.

     9.   Conversion of shares.  Immediately upon the effective date of the
          --------------------
merger, the shares of stock of GN&A issued and outstanding in the name of KCSR and the shares of stock of that corporation which are held as treasury shares by shall cease to exist and shall be deemed canceled, retired, and eliminated, and no shares of common stock of the Surviving Corporation shall be issued in respect thereof.

     10.  Effect of Merger.  Upon this merger becoming effective:
          ----------------

     (a) The Surviving Corporation shall possess all the rights, privileges, powers, and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities, obligations, and duties of GN&A except as otherwise herein provided, and except as otherwise provided by law;

     (b) The Surviving Corporation shall be vested with all property, real, personal, or mixed, and all debts due to GN&A on whatever account as well as all other things in action or belonging to GN&A, and

     (c) All property, rights, privileges, powers, and franchises of the GN&A shall be thereafter as effectually the property of the Surviving Corporation as they were of GN&A but all rights of creditors and all liens upon any property of GN&A shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the effective date of the merger; and all debts, liabilities, obligations, and duties of GN&A shall thenceforth attach to, and are hereby assumed by, the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, obligations, and duties had been incurred or contracted by it.

     11.  Delivery of deeds and instruments.  From time to time as and when
          ---------------------------------
requested by the Surviving Corporation or by its successors or assigns, GN&A shall execute and deliver, or cause to be executed and delivered, all deeds and other instruments and shall take, or cause to be taken, all such other and further actions as the Surviving Corporation may deem necessary and desirable in order more fully to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, powers and franchises referred to in paragraph 9 hereof and otherwise to carry out the intent and purposes of this Agreement and Plan of Merger. For the convenience of the parties and to facilitate the filing and recording of this Agreement and Plan of Merger, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

     12.  Expenses of merger.  The Surviving Corporation shall pay all expenses
          ------------------
of carrying this Agreement and Plan of Merger into effect and of accomplishing the merger.

     13.  Capital and life of surviving corporation.  The minimum amount of
          -----------------------------------------
capital with which the Surviving Corporation shall commence business is $1,000. The Surviving Corporation is to have perpetual existence.

     14.  Offices and place of meetings.  both the stockholders and directors of
          -----------------------------
the Surviving Corporation may hold their meetings and the Surviving Corporation may have an office or offices in such place or places outside the State of Missouri as the Bylaws may provide and the Surviving Corporation may keep its books outside the State of Missouri except as otherwise provided by law.

     IN WITNESS WHEREOF, KCSR and GN&A each have caused this Agreement and Plan of Merger to be signed in its corporate name by its President and its corporate seal to be hereunto affixed and attested by its Secretary.



                                   THE KANSAS CITY SOUTHERN
ATTEST:                                 RAILWAY COMPANY

 /s/ Sherry K. Cooper        By   /s/ George W. Edwards, Jr.
---------------------           ----------------------------
Asst. Secretary                     Its President

                                    THE GRAYSONIA, NASHVILLE
ATTEST:                             AND ASHDOWN RAILROAD
                                           COMPANY

/s/ Sherry K. Cooper        By   /s/ George W. Edwards, Jr.
--------------------           ----------------------------
Asst. Secretary                     Its President

            STATEMENT OF CHANGE OF REGISTERED OFFICE AND REGISTERED
               AGENT OF THE KANSAS CITY SOUTHERN RAILWAY COMPANY

To the Secretary of State of the State of Missouri:

                             Charter No. R00000513

     The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent under "The General and Business Corporation Act of Missouri, represents that:

(1)  The name of the corporation is The Kansas City Southern Railway Company.

(2) The address of its present registered office is 906 Olive Street, St. Louis, Missouri 63101.

(3) The address to which its registered office is to be changed for purposes of service by mail is The Kansas City Southern Railway Company, 114 West 11th Street, Kansas City, Missouri 64105-1804, and for purposes of personal in hand service is The Kansas City Kansas

(4)  The name of its present registered agent is C T Corporation System.

(5) The name of its successor registered agent is Mr. R.P. Bruening, Senior Vice President and General Counsel.

(6) The mailing address of its registered office and the mailing address of the business office of its registered agent, as changed, will be identical. The in-hand personal service address of its registered agent is The Kansas City Southern Railway Company, Legal

(7) Such change was authorized by resolution duly adopted by its board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT, and attested to by the assistant secretary on the 13th day of December, 1993.

ATTEST:                                      THE KANSAS CITY SOUTHERN
                                                  RAILWAY COMPANY

BY   /s/ Albert Mauro                        BY  /s/ George W. Edwards, Jr.
   ------------------                           --------------------------------
     Secretary                                      Its President


                                             APPROVED AS TO FORM

                                              /s/ R.P. Bruening by JMS
                                              --------------------------

                                  VERIFICATION

STATE OF MISSOURI  )
                   ) ss
COUNTY OF JACKSON  )


     I, Charlene M. Thibaudeau, a notary public, do hereby certify that on this 13th day of December, 1993, personally appeared before me George W. Edwards, who, being by me first duly sworn, declared that he is the President of The Kansas City Southern Railway Company, that he signed the foregoing document as President of the corporation, and that the statement therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                              /s/ Charlene M. Thibaudeau
                                              ---------------------------
                                                       Notary Public

                                              My Commission Expires:

                                              June 18, 1996

No. #R00000513

                               STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State



                              CORPORATION DIVISION


                           Certificate of Merger --
                        Missouri Corporation Surviving

WHEREAS, Articles of Merger of the following corporations:

Name of Corporations  SEE ATTACHED SHEET:
                      -------------------

Organized and Existing Under Laws of Missouri, Delaware, Arkansas, Kansas have
                                     ------------------------------------
been received, found to conform to law, and filed.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with

THE KANSAS CITY SOUTHERN RAILWAY COMPANY (#R00000513) as the surviving corporation.

                              IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 6th day of July, 1992.

                                       /s/ Roy D. Blunt
                                       -----------------------------------
                                             Secretary of State

                                                                 Fee $30.00

                                                                  Evelyn Talbott
                                                                        7/1/1992

TAX CLEARANCE --- MERGERS

                                                                  MERGER DATE
                                                                  -----------
      #00173535  DON H. MUNGER & COMPANY, INC.                    ????

      #00204858  FLEET STREET, LTD.                               7/1/92

      #00067874  ST LOUIS JANITOR SUPPLY CO.                      7/1/92

      #00289639  H. B. REAL ESTATE CORP.                          7/1/92

      #00364721  SHC ACQUISITION CO.                              ????

      #F00284092 LOUISIANA & ARKANSAS RAILWAY COMPANY             7/6/92

      #R00000596 MAYWOOD AND SUGAR CREEK RAILWAY COMPANY          7/6/92

SECRETARY OF STATE OF MISSOURI
Roy D. Blunt


merger
page 2



LOUISIANA & ARKANSAS RAILWAY COMPANY (#F00284092)
THE MAYWOOD AND SUGAR CREEK RAILWAY COMPANY (#R00000596)
FORT SMITH AND VAN BUREN RAILWAY COMPANY (An Arkansas corp not qualified) THE ARKANSAS WESTERN RAILWAY COMPANY (An Arkansas corp not qualified)
THE KANSAS AND MISSOURI RAILWAY AND TERMINAL COMPANY (A Kansas corp not qualified)


                                     INTO:


THE KANSAS CITY SOUTHERN RAILWAY COMPANY (#R00000513)

                               ARTICLES OF MERGER


Secretary of State,
State of Missouri,
Jefferson City, Missouri 65101

          Pursuant to Section 351.447, Revised Statutes of Missouri, 1986, as amended, of the General and Business Corporation Law of Missouri, the undersigned corporations certify the following:

          FIRST: That THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation; LOUISIANA & ARKANSAS RAILWAY COMPANY, a Delaware corporation; FORT SMITH AND VAN BUREN RAILWAY COMPANY, an Arkansas corporation; THE ARKANSAS WESTERN RAILWAY COMPANY, an Arkansas corporation; THE KANSAS AND MISSOURI RAILWAY AND TERMINAL COMPANY, a Kansas corporation; and THE MAYWOOD AND SUGAR CREEK RAILWAY COMPANY, a Missouri corporation hereinafter sometimes called the "Constituent Corporations" are hereby merged and that the above-named THE KANSAS CITY SOUTHERN RAILWAY COMPANY is the Surviving Corporation.

          SECOND: That THE KANSAS CITY SOUTHERN RAILWAY COMPANY owns one hundred (100%) per cent of the outstanding shares of stock, of all classes, of each and all of the other Constituent Corporations.

          THIRD: That, pursuant to R.S. MO., Section 351.447, the Board of Directors of THE KANSAS CITY SOUTHERN RAILWAY COMPANY, by unanimous consent made June 23, 1992, adopted the following resolutions approving the Plan of Merger set forth in these articles:

          "Resolved, that the Plan of Merger embodied in that certain Agreement and Plan of Merger between this Corporation and its wholly-owned subsidiary corporations: Fort Smith and Van Burn Railway Company, an Arkansas Corporation; Louisiana & Arkansas Railway Company, a Delaware Corporation; The Arkansas Western Railway Company, an Arkansas corporation; The Kansas and Missouri Railway and Terminal Company, a Kansas corporation; and The Maywood and Sugar Creek Railway Company, a Missouri corporation, a copy of which agreement has been exhibited to each of the undersigned and ordered attached to these consent minutes as an exhibit, and which provides for the merger of the wholly-owned subsidiaries into the Corporation and for the Corporation to be the Surviving Corporation, be and the same is hereby approved and adopted by the Board of Directors in all respects in the form submitted."

          "Resolved, further and for the purpose of complying with
          Section 253 of the General Corporation Law of the State of Delaware, that: the Corporation merge into itself its subsidiary LOUISIANA & ARKANSAS RAILWAY COMPANY, a Delaware corporation, and assume all of said subsidiaries liabilities and obligations; that the President and Secretary of this Corporation be and they hereby are directed to make, execute and acknowledge a certificate of ownership and merger, setting forth a copy of the resolution to merge said LOUISIANA & ARKANSAS RAILWAY COMPANY into this Corporation and to assume said subsidiary's liabilities and obligations thereof and to file the same in the office of the Secretary of the State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of the County of New Castle, State of Delaware; and that, in said certificate of ownership and merger, the President of this Corporation shall agree that the Corporation may be served with process in Delaware in any proceeding for enforcement of any obligation of LOUISIANA & ARKANSAS RAILWAY COMPANY arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to 8 Del.C.
          Section 262, and shall irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceedings."

          "Resolved, further and for the purpose of complying with
          Section 17-6703 of the Kansas Statutes Annotated that: the Corporation merge into itself its subsidiary THE KANSAS AND MISSOURI RAILWAY AND TERMINAL COMPANY, a Kansas corporation, and assume all of said subsidiaries liabilities and obligations; that the President and Secretary of this Corporation be and they hereby are directed to make, execute and acknowledge a certificate of ownership and merger, setting forth a copy of the resolution to merge said THE KANSAS AND MISSOURI RAILWAY AND TERMINAL COMPANY into this Corporation and to assume said subsidiary's liabilities and obligations and to file the same in the office of the Secretary of the State of Kansas and certified copy thereof in the Office of the Register of Deeds of the County of Wyandotte, State of Kansas; and that, in said certificate of ownership and merger, the President of this Corporation shall agree that the Corporation may be served with process in Kansas in any proceeding for enforcement of any obligation of THE KANSAS AND MISSOURI RAILWAY AND TERMINAL COMPANY arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to K.S.A.
          Section 17-6712, and shall irrevocably appoint the Secretary of State of Kansas as its agent to accept service of process in any such suit or other proceedings."

          "Resolved, further, that the officers of the Corporation are hereby authorized and directed to execute said Agreement and Plan of Merger, and to execute, deliver, and file all other documents, to pay all expenses, and to take all other action which they deem necessary and desirable to carry out the Plan of Merger."

          FOURTH: Plan of Merger. The Plan of Merger, as set forth in the Agreement and Plan of Merger between the Constituent Corporations, is as follows:

          Louisiana & Arkansas Railway Company ("L&A"), Fort Smith and Van Buren Railway Company ("FS&VB"), The Arkansas Western Railway Company ("^AW"), The Kansas and Missouri Railway and Terminal Company (K&M"), and The Maywood and Sugar Creek Railway Company ("MAYWOOD") shall be and hereby are merged into THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("KCSR"), which shall be the Surviving Corporation, in the following mode and subject to the following terms and conditions:

          1.   Name of the Surviving Corporation.  The Surviving Corporation,
               ---------------------------------
from and after the effective date of the merger, shall be THE KANSAS CITY SOUTHERN RAILWAY COMPANY, which shall continue its corporate existence under the laws of the State of Missouri.

          2.   Office of the Surviving Corporation.  The principal office of the
               -----------------------------------
Surviving Corporation, KCSR, in the State of Missouri shall continue to be located at 114 West 11th Street, in the city of Kansas City, County of Jackson, State of Missouri. The name of it's resident agent in the State of Missouri is
C. T. Corporation System, whose address is 314 North Broadway, St. Louis, Missouri 63102.

          3.   Purposes of the Surviving Corporation.  The nature of the
               -------------------------------------
business of the Surviving Corporation and the objects and purposes to be transacted, promoted, or carried on by it shall be and remain and continue to be those set forth in KCSR's "Articles of Incorporation" as they shall exist upon the effective date of the merger until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

          4.   Capitalization of Surviving Corporation.  The authorized capital
               ---------------------------------------
stock of the surviving corporation shall be and remain and continue to be that in effect for KCSR under its "Articles of Incorporation" as they shall exist upon the effective date of the merger, until altered or amended as therein provided and in accordance with governing laws.

          5.   Bylaws of the Surviving Corporation.  The Bylaws of KCSR, as they
               -----------------------------------
shall exist upon the effective date of the merger, shall be and remain and continue to be the Bylaws of the Surviving Corporation until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

          6.   Directors and officers.  (a) Persons who are directors of KCSR on
               ----------------------
the effective date of the merger shall be and remain and continue to be directors of the Surviving Corporation; such directors shall hold office until the first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger and until their respective successors are elected or appointed in the manner provided by the Bylaws thereof. If on the effective date of the merger a vacancy shall exist in the Board of Directors of the Surviving Corporation for any reason whatsoever, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

          (b) The first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger shall be the annual meeting provided for by the Bylaws thereof for the year 1992.

          (c) All persons who, upon the effective date of the merger, shall be executive or administrative officers of KCSR shall be and remain and continue to be the officers of the Surviving Corporation, subject to the provisions of the Bylaws of the Surviving Corporation. The Board of Directors or the President of the Surviving Corporation may elect or appoint such additional officers as they may determine, subject to the provisions of the Bylaws of the Surviving Corporation.

          (d) The officers and directors of the Surviving Corporation who will serve as hereinabove set forth are as follows:

                                   OFFICERS
                                   --------

       Landon H. Rowland           Chairman of the Board
       George W. Edwards, Jr.      President and Chief Executive Officer
       James B. Dehner             Senior Vice President-Chief Operating Officer
       Michael F. McClain          Sr. Vice President - Marketing
       Robert L. Brown II          Senior Vice President Finance and Comptroller
       Roland W. Comstock          Senior Vice President - Administration
       Richard P. Bruening         Senior Vice President and General Counsel
       Albert P. Mauro             Vice President and Secretary
       David W. Brookings          Vice President and Chief Engineer
       Phillip S. Brown            Vice President - Governmental Affairs
       Michael W. Hahn             Vice President - Transportation
       Robert L. Haley             Vice President - Corporate Real Estate
       Thomas D. Hobbs             Vice President - Information Services
       Walter W. Howland           Vice President -Taxes
       Derrell E. Johnson          Vice President - Field Marketing
       Adolph H. Nance             Vice President - Human Resources
       Henry H. Salisbury          Vice President - Public Affairs
       Edward S. Williams III      Vice President - Industrial Department
       W. James Wochner            Vice President - Marketing
       Anthony P. McCarthy         Treasurer
       Richard J. Gauert           Assistant Comptroller
       Sherry K. Cooper            Assistant Secretary and Treasurer
       Nancy Ince                  Assistant Secretary

                                   DIRECTORS
                                   ---------

                               Landon H. Rowland
                            George W. Edwards, Jr.
                              Thomas A. McDonnell
                              Richard P. Bruening
                                James B. Dehner
                              Michael F. McClain

          (e) The first regular meeting of the Board of Directors of the Surviving Corporation after the effective date of the merger shall be held as soon as practicable thereafter.

          7.   Effective date of merger.  (a) For all purposes of the laws of
               ------------------------
the State of Delaware, this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of Louisiana & Arkansas Railway Company, a Delaware corporation, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Delaware and certificates of its adoption and approval shall have been executed in accordance with such laws; and a "Certificate of Ownership and Merger" shall have been filed in the Office of the Secretary of State of the State of Delaware and shall have been recorded in the office of the Recorder of the County of New Castle, State of Delaware.

          (b) For all purposes of the laws of the State of Arkansas this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existences of Fort Smith and Van Buren Railway Company and The Arkansas Western Railway Company, both Arkansas corporations, except insofar as they may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Arkansas and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the Office of the Secretary of State of the State of Arkansas.

          (c) For all purposes of the laws of the State of Kansas, this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of The Kansas and Missouri Railway Terminal Company, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Kansas and certificates of its adoption and approval shall have been executed in accordance with such laws; and a "Certificate of Ownership and Merger" shall have been filed in the office of the Secretary of State of the State of Kansas and shall have been recorded in the Office of the Register of Deeds of Wyandotte County, Kansas.

          (d) For all purpose of the laws of the State of Missouri this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of the Maywood and Sugar Creek Railway Company, a Missouri corporation, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Missouri and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the office of the Secretary of State of Missouri.

          (e) The corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of KCSR shall continue unaffected and unimpaired by the merger hereby provided for; and the corporate identities, existences, purposes, powers, objects, franchises, rights, and immunities of L&A, FS&VB, A&W, K&M and MAYWOOD shall be continued in and merged into KCSR and KCSR shall be fully vested therewith.

          (f) The date upon which this Agreement is filed in the offices mentioned above and upon which the Constituent Corporations shall so become a single corporation is the effective date of the merger.

          (g) Notwithstanding the foregoing statements, the parties understand that the merger herein provided for is subject to a grant of exemption from prior approval by the Interstate Commerce Commission and that such exemption could be rescinded. In the event such exemption is rescinded, this merger shall be subject to the parties' obtaining prior approval thereof from the Interstate Commerce Commission and, absent such approval, this Agreement and Plan of Merger shall be null and void.

          8.   Stockholder's Waiver of Notice.  Whereas the laws of the State of
               ------------------------------
Arkansas, governing "short form" mergers, requires that this Agreement and Plan of Merger be mailed to the Shareholders of the subsidiary corporations thirty
(30) days prior to the filing of the Articles of Merger, subject, however, to
                                                         -------  -------
those shareholder's waiving of such requirement, KCSR, as the sole shareholder of each of the subsidiary Constituent Corporations shall and hereby does waive such pre-filing notice requirement.

          9.   Conversion of shares.  Immediately upon the effective date of the
               --------------------
merger, the shares of stock of L&A, FS&VB, A&W, K&M and MAYWOOD issued and outstanding in the name of KCST and the shares of stock of those corporations which are held as treasury shares by them shall cease to exist and shall be deemed canceled, retired, and eliminated, and no shares of common stock of the Surviving Corporation shall be issued in respect thereof.

          10.  Effect of merger.  Upon this merger becoming effective:
               ----------------

          (a) The Surviving Corporation shall possess all the rights, privileges, powers, and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities, obligations, and duties of each of the Constituent Corporations, except as otherwise herein provided, and except as otherwise provided by law;

          (b) The Surviving Corporation shall be vested with all property, real, personal, or mixed, and all debts due to the Constituent Corporations on whatever account as well as all other things in action or belonging to the Constituent Corporations; and

          (c) All property, rights, privileges, powers, and franchises of the Constituent Corporations shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the effective date of the merger; and all debts, liabilities, obligations, and duties of the Constituent Corporations shall thenceforth attach to, and are hereby assumed by, the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, obligations, and duties had been incurred or contracted by it.

          11.  Delivery of deeds and instruments. From time to time as and when
               ---------------------------------
requested by the Surviving Corporation or by its successors or assigns, each of the Constituent Corporations shall execute and deliver, or cause to be executed and delivered, all deeds and other instruments and shall take, or cause to be taken, all such other and further actions as the

Surviving Corporation may deem necessary and desirable in order more fully to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, powers and franchises referred to in paragraph 9 hereof and otherwise to carry out the intent and purposes of this Agreement and Plan of Merger. For the convenience of the parties and to facilitate the filing and recording of this Agreement and Plan of Merger, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

          12.  Expenses of merger. The Surviving Corporation shall pay all
               ------------------
expenses of carrying this Agreement and Plan of Merger into effect and of accomplishing the merger.

          13.  Capital and life of surviving corporation.  The minimum amount of
               -----------------------------------------
capital with which the Surviving Corporation shall commence business is $1,000. The Surviving Corporation is to have perpetual existence.

          14.  Offices and place of meetings.  both the stockholders and
               -----------------------------
directors of the Surviving Corporation may hold their meetings and the Surviving corporation may have an office or offices in such place or places outside the State of Missouri as the Bylaws may provide and the surviving corporation may keep its books outside the State of Missouri except as otherwise provided by law.

          IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned Constituent Corporations, as of the day and year hereinafter acknowledged.

                                             THE KANSAS CITY SOUTHERN
ATTEST:                                      RAILWAY COMPANY


 /s/ Sherry K. Cooper                        By  /s/ George W. Edwards, Jr.
----------------------------                   --------------------------------
Asst Secretary                                       Its President


                                             LOUISANA & ARKANSAS
ATTEST:                                      RAILWAY COMPANY


 /s/ Sherry K. Cooper                        By  /s/ George W. Edwards, Jr.
----------------------------                   --------------------------------
Asst Secretary                                       Its President


                                             FORT SMITH & VAN BUREN
ATTEST:                                           RAILWAY COMPANY


 /s/ Sherry K. Cooper                        By  /s/ George W. Edwards, Jr.
----------------------------                   --------------------------------
Asst Secretary                                       Its President


                                             THE ARKANSAS AND WESTERN

ATTEST:                                           RAILWAY COMPANY


 /s/ Sherry K. Cooper                        By  /s/ George W. Edwards, Jr.
----------------------------                   --------------------------------
Asst Secretary                                       Its President


                                             THE KANSAS AND MISSOURI
ATTEST:                                           RAILWAY & TERMINAL


 /s/ Sherry K. Cooper                        By  /s/ George W. Edwards, Jr.
----------------------------                   --------------------------------
Asst Secretary                                       Its President


                                             THE MAYWOOD AND SUGAR CREEK
ATTEST:                                           RAILWAY COMPANY


 /s/ Sherry K. Cooper                        By  /s/ George W. Edwards, Jr.
----------------------------                   --------------------------------
Asst Secretary                                       Its President

STATE OF MISSOURI  )
                   ) ss
COUNTY OF JACKSON  )


     I, GEORGE W. EDWARDS, JR., being first duly sworn, state: that I am the President of The Kansas City Southern Railway Company, Louisiana & Arkansas Railway Company, Fort Smith and Van Buren Railway Company, The Arkansas Western Railway Company, The Kansas and Missouri Railway and Terminal Company, and The Maywood and Sugar Creek Railway Company; that I have executed the foregoing "Articles of Merger", in duplicate original, and; that the facts therein set forth are true.


                                        /s/ George W. Edwards, Jr.
                                        -----------------------------------
                                        George W. Edwards, Jr.


     Subscribed and sworn to before me this 29th day of June, 1992.


                                             /s/ Sandra K. Kurtz
                                             -----------------------------
                                                    Notary Public

My commission expires: Feb. 6, 1996

                                                           F.D. 32088; Exhibit 2

                         AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of June 23, 1992, between THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("KCSR"), a Missouri corporation; LOUISIANA & ARKANSAS RAILWAY COMPANY ("L&A") , a Delaware corporation; FORT SMITH & VAN BUREN RAILWAY COMPANY ("FS & VB"), an Arkansas corporation; THE ARKANSAS WESTERN RAILWAY COMPANY ("A&W"), an Arkansas corporation; THE KANSAS AND MISSOURI RAILWAY AND TERMINAL COMPANY ("K&M"), a Kansas corporation; and THE MAYWOOD AND SUGAR CREEK RAILWAY COMPANY ("MAYWOOD"), a Missouri corporation; all six (6) corporations having their principal offices in the State of Missouri at 114 West 11th Street, Kansas City, Missouri and being hereinafter sometimes collectively called the Constituent Corporations.

     WHEREAS, KCSR is a corporation duly organized and existing under the laws of the State of Missouri, having been incorporated on March 1, 1900, and having an authorized capital stock consisting of 10,140,060 shares, of which 10,140,000 shares are common stock and 60 shares are preferred, with both common and preferred stock currently having no par value and of which stock, both common and preferred, all outstanding shares are owned by Kansas City Southern Industries, Inc. and none of which are outstanding in the hands of the public; and

     WHEREAS, L&A is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on July 7, 1928, and having an authorized capital stock consisting of: 80,000 shares of $50 par value 6% prior preferred, cumulative (of which 60,000 shares are outstanding); 40,000 shares of $50 par value 6% preferred stock (of which 40,000 shares are outstanding); 29,724 shares of $50 par value 4% preferred stock (of which none is outstanding); and 210,000 shares of no par common stock (of which 160,000 shares are outstanding), all of which outstanding shares are owned by KCSR and none of which are outstanding in the hands of the public; and

     WHEREAS, FS&VB is a corporation duly organized and existing under the laws of the State of Arkansas, having been incorporated on April 9, 1910 and having an authorized capital stock consisting of 2,500 shares of $100 par value common stock, of which 120 shares are outstanding, all of which outstanding shares are owned by KCSR and none of which are outstanding in the hands of the public; and

     WHEREAS, A&W is a corporation organized and existing under the laws of the State of Arkansas, having been incorporated on May 13, 1904, and having an authorized capital stock consisting of 30,000 shares of $100 par value common stock, of which 650 shares are outstanding, all of which outstanding shares are owned by KCSR and none of which are outstanding in the hands of the public; and

     WHEREAS, K&M is a corporation organized and existing under the laws of the State of Kansas, having been incorporated on November 15, 1922 and having authorized capital stock consisting of: 10,000 shares of $100 par value preferred (none of which is outstanding); 10,000 shares of $100 par value common (none of which is outstanding); and 10,000 shares of no par value common stock (of which 8,000 shares are outstanding) all of which outstanding shares are owned by KCSR and none of which are outstanding in the hands of the public; and

     WHEREAS, MAYWOOD is a corporation organized and existing under the laws of the State of Missouri, having been incorporated on March 22, 1904, and having an authorized capital stock consisting of 300 shares of $100 par value common stock, all of which are outstanding and owned by KCSR and none of which are outstanding in the hands of the public; and

     WHEREAS, KCSR and L&A currently conduct consolidated railroad common carrier operations and FS&VB, A&W, K&M, and MAYWOOD do not currently conduct independent railroad common carrier operations but, rather, those operations are conducted by KCSR on behalf of those corporations; and

     WHEREAS, the merger of the Constituent Corporations will benefit each of them by eliminating multiple filing, reporting and record keeping to and for various entities and, therefore, is consistent with those corporations' business needs; and

     WHEREAS, KCSR, the current owner of all the other corporations' outstanding stock, upon merger and as the surviving corporation, will continue to possess a continuing interest in the assets of the merged entity; and

     WHEREAS, the Board of Directors of KCSR, the owner of 100% of the outstanding shares of stock of the other Constituent Corporations and the surviving corporation under this Agreement and Plan of Merger, deems it advisable that these corporations merge and they have duly approved and authorized the form of this Agreement and have adopted the Plan of Merger herein set forth; and

     WHEREAS, the laws of the States of Missouri, Delaware, Arkansas and Kansas permit such parent-subsidiary, "short form" mergers and the Constituent Corporations desire to merge under and pursuant to the provisions of the laws of their respective States;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, it is agreed that L&A, F.S.&V.B., A&W, K&M, and MAYWOOD shall be and they hereby are merged into KCSR, which shall be the Surviving Corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

     1.  Name of the Surviving Corporation.  The Surviving Corporation, from and
         ---------------------------------
after the effective date of the merger, shall be THE KANSAS CITY SOUTHERN RAILWAY COMPANY, which shall continue its corporate existence under the laws of the State of Missouri.

     2.  Office of the Surviving Corporation.  The principal office of the
         -----------------------------------
Surviving Corporation, KCSR, in the State of Missouri shall continue to be located at 114 West 11th Street, in the city of Kansas City, County of Jackson, State of Missouri. The name of it's resident agent in the State of Missouri is
C. T. Corporation System, whose address is 314 North Broadway, St. Louis, Missouri 63102.

     3.  Purposes of the Surviving Corporation.  The nature of the business of
         -------------------------------------
the Surviving Corporation and the objects and purposes to be transacted, promoted, or carried on by it shall be and remain and continue to be those set forth in KCSR's "Articles of Incorporation" as they shall exist upon the effective date of the merger until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

     4.  Capitalization of Surviving Corporation.  The authorized capital stock
         ---------------------------------------
of the surviving corporation shall be and remain and continue to be that in effect for KCSR under its "Articles of Incorporation" as they shall exist upon the effective date of the merger, until altered or amended as therein provided and in accordance with governing laws.

     5.  Bylaws of the Surviving Corporation.  The Bylaws of KCSR, as they shall
         -----------------------------------
exist upon the effective date of the merger, shall be and remain and continue to be the Bylaws of the Surviving Corporation until they shall be altered, amended, or repealed as therein provided and in accordance with governing laws.

     6.  Directors and officers.  (a) Persons who are directors of KCSR on the
         ----------------------
effective date of the merger shall be and remain and continue to be directors of the Surviving Corporation; such directors shall hold office until the first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger and until their respective successors are elected or appointed in the manner provided by the Bylaws thereof. If on the effective date of the merger a vacancy shall exist in the Board of Directors of the Surviving Corporation for any reason whatsoever, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

     (b) The first annual meeting of the shareholders of the Surviving Corporation after the effective date of the merger shall be the annual meeting provided for by the Bylaws thereof for the year 1992.

     (c) All persons who, upon the effective date of the merger, shall be executive or administrative officers of KCSR shall be and remain and continue to be the officers of the Surviving Corporation, subject to the provisions of the Bylaws of the Surviving Corporation. The Board of Directors or the President of the Surviving Corporation may elect or appoint such additional officers as they may determine, subject to the provisions of the Bylaws of the Surviving Corporation.

     (d) The officers and directors of the Surviving Corporation who will serve as hereinabove set forth are as follows:

                                       OFFICERS
                                       --------
     Landon H. Rowland                 Chairman of the Board
     George W. Edwards, Jr.            President and Chief Executive Officer
     James B. Dehner                   Senior Vice President-Chief Operating Officer
     Michael F. McClain                Sr. Vice President - Marketing
     Robert L. Brown II                Senior Vice President Finance and Comptroller
     Roland W. Comstock                Senior Vice President - Administration
     Richard P. Bruening               Senior Vice President and General Counsel

     Albert P. Mauro                   Vice President and Secretary
     David W. Brookings                Vice President and Chief Engineer
     Phillip S. Brown                  Vice President - Governmental Affairs
     Michael W. Hahn                   Vice President - Transportation
     Robert L. Haley                   Vice President - Corporate Real Estate
     Thomas D. Hobbs                   Vice President - Information Services
     Walter W. Howland                 Vice President-Taxes
     Derrell E. Johnson                Vice President-Field Marketing
     Adolph H. Nance                   Vice President-Human Resources
     Henry H. Salisbury                Vice President-Public Affairs
     Edward S. Williams III            Vice President - Industrial Department
     W. James Wochner                  Vice President - Marketing
     Anthony P. McCarthy               Treasurer
     Richard J. Gauert                 Assistant Comptroller
     Sherry K. Cooper                  Assistant Secretary and Treasurer
     Nancy Ince                        Assistant Secretary

                                   DIRECTORS
                                   ---------

                               Landon H. Rowland
                            George W. Edwards, Jr.
                              Thomas A. McDonnell
                              Richard P. Bruening
                                James B. Dehner
                              Michael F. McClain

     (e) The first regular meeting of the Board of Directors of the Surviving Corporation after the effective date of the merger shall be held as soon as practicable thereafter.

     7.  Effective date of merger.  (a) For all purposes of the laws of the
         ------------------------
State of Delaware, this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of Louisiana & Arkansas Railway Company, a Delaware corporation, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Delaware and certificates of its adoption and approval shall have been executed in accordance with such laws; and a "Certificate of Ownership and Merger" shall have been filed in the Office of the Secretary of State of the State of Delaware and shall have been recorded in the office of the Recorder of the County of New Castle, State of Delaware.

     (b) For all purposes of the laws of the State of Arkansas this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existences of Fort Smith and Van Buren Railway Company and The Arkansas Western Railway Company, both Arkansas corporations, except insofar as they may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Arkansas and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the Office of the Secretary of State of the State of Arkansas.

     (c) For all purposes of the laws of the State of Kansas, this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of The Kansas and Missouri Railway Terminal Company, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Kansas and certificates of its adoption and approval shall have been executed in accordance with such laws; and a "Certificate of Ownership and Merger" shall have been filed in the Office of the Secretary of State of the State of Kansas and shall have been recorded in the office of the Register of Deeds of Wyandotte County, Kansas.

     (d) For all purpose of the laws of the State of Missouri this Agreement and Plan of Merger and the merger herein provided for shall become effective and the separate existence of the Maywood and Sugar Creek Railway Company, a Missouri corporation, except insofar as it may be continued by statute, shall cease as soon as: this Agreement and Plan of Merger shall have been adopted, approved, signed, and acknowledged in accordance with the laws of the State of Missouri and certificates of its adoption and approval shall have been executed in accordance with such laws; and Articles of Merger shall have been filed in the office of the Secretary of State of Missouri.

     (e) The corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of KCSR shall continue unaffected and unimpaired by the merger hereby provided for; and the corporate identities, existences, purposes, powers, objects, franchises, rights, and immunities of L&A, FS&VB, A&W, K&M and MAYWOOD shall be continued in and merged into KCSR and KCSR shall be fully vested therewith.

     (f) The date upon which this Agreement is filed in the offices mentioned above and upon which the Constituent Corporations shall so become a single corporation is the effective date of the merger.

     (g) Notwithstanding the foregoing statements, the parties understand that the merger herein provided for is subject to a grant of exemption from prior approval by the Interstate Commerce Commission and that such exemption could be rescinded. In the event such exemption is rescinded, this merger shall be subject to the parties' obtaining prior approval thereof from the Interstate Commerce Commission and, absent such approval, this Agreement and Plan of Merger shall be null and void.

     8.  Stockholder's Waiver of Notice.  Whereas the laws of the State of
         ------------------------------
Arkansas, governing "short form" mergers, requires that this Agreement and Plan of Merger be mailed to the Shareholders of the subsidiary corporations thirty
(30) days prior to the filing of the Articles of Merger, subject, however, to
                                                         -------  -------
those shareholder's waiving of such requirement, KCSR, as the sole shareholder of each of the subsidiary Constituent Corporations shall and hereby does waiver such pre-filing notice requirement.

     9.  Conversion of shares.  Immediately upon the effective date of the
         --------------------
merger, the shares of stock of L&A, FS&VB, A&W, K&M and MAYWOOD issued and outstanding in the name of KCST and the shares of stock of those corporations which are held as treasury shares by them shall cease to exist and shall be deemed canceled, retired, and eliminated, and no shares of common stock of the Surviving Corporation shall be issued in respect thereof.

     10. Effect of merger.  Upon this merger becoming effective:
         ----------------

     (a) The Surviving Corporation shall possess all the rights, privileges, powers, and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities, obligations, and duties of each of the Constituent Corporations, except as otherwise herein provided, and except as otherwise provided by law;

     (b) The Surviving Corporation shall be vested with all property, real, personal, or mixed, and all debts due to the Constituent Corporations on whatever account as well as all other things in action or belonging to the Constituent Corporations; and

     (c) All property, rights, privileges, powers, and franchises of the Constituent Corporations shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the effective date of the merger; and all debts, liabilities, obligations, and duties of the Constituent Corporations shall thenceforth attach to, and are hereby assumed by, the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, obligations, and duties had been incurred or contracted by it.

     11. Delivery of deeds and instruments.  From time to time as and when
         ---------------------------------
requested by the Surviving Corporation or by its successors or assigns, each of the Constituent Corporations shall execute and deliver, or cause to be executed and delivered, all deeds and other instruments and shall take, or cause to be taken, all such other and further actions as the Surviving Corporation may deem necessary and desirable in order more fully to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, powers and franchises referred to in paragraph 9 hereof and otherwise to carry out the intent and purposes of this Agreement and Plan of Merger. For the convenience of the parties and to facilitate the filing and recording of this Agreement and Plan of Merger, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

     12. Expenses of merger.  The Surviving Corporation shall pay all expenses
         ------------------
of carrying this Agreement and Plan of Merger into effect and of accomplishing the merger.

     13. Capital and life of surviving corporation.  The minimum amount of
         -----------------------------------------
capital with which the Surviving Corporation shall commence business is $1,000. The Surviving Corporation is to have perpetual existence.

     14. Offices and place of meetings.  both the stockholders and directors of
         -----------------------------
the Surviving Corporation may hold their meetings and the Surviving Corporation may have an office or offices in such place or places outside the State of Missouri as the Bylaws may provide and the Surviving Corporation may keep its books outside the State of Missouri except as otherwise provided by law.

          IN WITNESS WHEREOF, each of the Constituent Corporations have caused this Agreement and Plan of Merger to be signed in its corporate name by its President and its corporate seal to be hereunto affixed and attested by its Secretary, and all of the directors of KCSR have hereunto set their hands under its corporate seal, attested by its Secretary all as of the day and year first above written.

                                          THE KANSAS CITY SOUTHERN
ATTEST:                                        RAILWAY COMPANY


 /s/ Albert Mauro                         By /s/ George W. Edwards, Jr.
--------------------------                  ---------------------------------
Secretary                                        Its President


                                          LOUISANA & ARKANSAS
ATTEST:                                   RAILWAY COMPANY


 /s/ Albert Mauro                         By /s/ George W. Edwards, Jr.
--------------------------                  --------------------------------
Secretary                                        Its President

                                          FORT SMITH & VAN BUREN
ATTEST:                                   RAILWAY COMPANY


 /s/ Albert Mauro                         By /s/ George W. Edwards, Jr.
--------------------------                  --------------------------------
Secretary                                        Its President

                                          THE ARKANSAS AND WESTERN
ATTEST:                                   RAILWAY COMPANY


 /s/ Albert Mauro                         By /s/ George W. Edwards, Jr.
--------------------------                  --------------------------------
Secretary                                        Its President

                                          THE KANSAS AND MISSOURI
ATTEST:                                   RAILWAY & TERMINAL COMPANY


 /s/ Albert Mauro                         By /s/ George W. Edwards, Jr.
--------------------------                  --------------------------------
Secretary                                        Its President

                                          THE MAYWOOD AND SUGAR CREEK
ATTEST:                                   RAILWAY COMPANY


 /s/ Albert Mauro                         By /s/ George W. Edwards, Jr.
--------------------------                  --------------------------------
Secretary                                        Its President

                                      /s/ Landon H. Rowland
                                      -----------------------------------
                                      Landon H. Rowland

                                      /s/ George W. Edwards, Jr.
                                      -----------------------------------
                                      George W. Edwards, Jr.


                                      /s/ Thomas A. McDonnell
                                      -----------------------------------
                                      Thomas A. McDonnell

                                      /s/ Richard P. Bruening
                                      -----------------------------------
                                      Richard P. Bruening

                                      /s/ James B. Dehner
                                      -----------------------------------
                                      James B. Dehner

                                      /s/ Michael F. McClain
                                      -----------------------------------
                                      Michael F. McClain

                                      All of the Directors of The Kansas City
                                      Southern Railway Company

ATTEST:

/s/ Albert Mauro
-----------------------------
Secretary

                               STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State

                             CORPORATION DIVISION

                           Certificate of Amendment

I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a corporation organized under the
     ----------------------------------------
Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                                   IN TESTIMONY WHEREOF, I
                                                   hereunto set my hand and
                                                   affix the GREAT SEAL of the
                                                   State of Missouri. Done at
                                                   the City of Jefferson, this
                                                   26th day of March, 1991.

                                                     /s/ Roy D. Blunt
                                                   ---------------------------
                                                         Secretary of State

                     AMENDMENT OF ARTICLES OF ASSOCIATION

HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO 65101


          Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     (1) The present name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

     (2) An amendment to the Corporation's Articles of Association was adopted by the sole shareholder on March 21, 1991.

     (3)  Article Number SEVENTH is amended to read as follows:

          SEVENTH: The Board of Directors of the Company shall consist of six
     (6) persons.

     (4) Of the 9,840,057 shares outstanding 9,840,057 of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:


               Class                         Number of Outstanding Shares
               -----                         ----------------------------

               Preferred                                    57

               Common                                9,840,000


     (5) The number of shares voted for and against the amendment was as follows:

               Class           No. Voted For          No. Voted Against
               -----           -------------          -----------------

               Preferred             57                       -0-

            Common                   9,840,000                      -0-



     IN WITNESS WHEREOF, the undersigned, Robert E. Zimmerman, Senior Vice President, has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attached said seal on the 22nd day of March, 1991.


                                             THE KANSAS CITY SOUTHERN
                                             RAILWAY COMPANY


ATTEST:                                      By /s/ Robert E. Zimmerman
                                                -------------------------------
                                                    Robert E. Zimmerman
                                                    Senior Vice President

 /s/ Sherry K. Cooper
-----------------------------
Sherry K. Cooper
Assistant Secretary

STATE OF MISSOURI  )
                   ) ss.
COUNTY OF JACKSON  )


     I, Dennis C. Woolard, a Notary Public, do hereby certify that on this
        -----------------
22nd day of March, 1991, personally appeared before me Robert E. Zimmerman who, being by me first duly sworn, declared that he is the Senior Vice President of The Kansas City Southern Railway Company, that he signed the foregoing document as Senior Vice President of the corporation, and that the statements therein contained are true.

                                                   /s/ Dennis C. Woolard
                                                   ---------------------------
                                                          Notary Public

My commission Expires:       April 22, 1991

No. R00000513

                               STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State

                             CORPORATION DIVISION

                           Certificate of Amendment


I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a corporation organized under the
     ----------------------------------------
Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                            IN TESTIMONY WHEREOF, I hereunto set
                                            my hand and affix the GREAT SEAL of
                                            the State of Missouri. Done at the
                                            City of Jefferson, this 3rd day of
                                                                    ---
                                            August, 1990.
                                            ------


                                            /s/ Roy D. Blunt
                                            ----------------------------------
                                                          Secretary of State

                     AMENDMENT OF ARTICLES OF ASSOCIATION

HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO 65101


     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation certifies the following:

     (1) The present name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

     (2) An amendment to the Corporation's Articles of Association was adopted by the sole shareholder on July 26, 1990.

     (3)  Article Number SEVENTH is amended to read as follows:

          SEVENTH: The Board of Directors of the Company shall consist of five
     (5) persons.

     (4) Of the 9,840,057 shares outstanding, 9,840,057 of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

               Class             Number of Outstanding Shares
               -----             ----------------------------

               Preferred                         57

               Common                     9,840,000


     (5) The number of shares voted for and against the amendment was as follows:

           Class              No. Voted For       No. Voted Against
           -----              -------------       -----------------

           Preferred                57                    -0-

           Common              9,840,000                 -0



        IN WITNESS WHEREOF, the undersigned, Robert E. Zimmerman, Senior Vice President, has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attached said seal on the 1st day of August, 1990.


                                        THE KANSAS CITY SOUTHERN RAILWAY
                                        COMPANY


ATTEST:                                 By /s/ Robert E. Zimmerman
                                        -------------------------------------
                                               Robert E. Zimmerman
                                               Senior Vice President

 /s/ Sherry K. Cooper
-----------------------------
Sherry K. Cooper
Assistant Secretary

STATE OF MISSOURI        )
                         ) ss.
COUNTY OF JACKSON        )


     I, Irene Paulhe, a Notary Public, do hereby certify that on this 1st day of August, 1990, personally appeared before me Robert E. Zimmerman who, being by me first duly sworn, declared that he is the Senior Vice President of The Kansas City Southern Railway Company, that he signed the foregoing document as Senior Vice President of the corporation, and that the statements therein contained are true.

                                              /s/ Irene Paulhe
                                            ----------------------------------
                                                   Notary Public

My commission expires March 22, 1991

                               STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State

                             CORPORATION DIVISION

                    Statement of Change of Business Office
                             of a Registered Agent
                     of a Foreign or Domestic Corporation

------------------------------------------------------------------------------
                                 INSTRUCTIONS

     There is a $5.00 fee for filing this statement. It must be filed in DUPLICATE for the corporation listed in the statement. All copies must be signed and notarized. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the statement shall be executed by its president or vice president and verified by him, sealed with the corporate seal and attested by its secretary or an assistant secretary.

     Make check payable to "Director of Revenue."
     This form is for use by a registered agent ONLY.

------------------------------------------------------------------------------

To:  SECRETARY OF STATE
     P.O. Box 778                                 Charter No. R00000513
     Jefferson City, Missouri 65102

     The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1.   The name of the corporation (in Missouri) is THE KANSAS CITY SOUTHERN
                                                  ------------------------
     RAILWAY COMPANY.
     ---------------

2.   The name of this registered agent is C T CORPORATION SYSTEM.

3. The address, including street number, if any, of the PRESENT business office of the registered agent is 314 North Broadway, St. Louis, Missouri
                                       ---------------------------------------
     63102.
     -----

4. The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 906 Olive Street, St. Louis, Missouri
                                           -------------------------------------
     63101.
     -----

5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6. The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

     (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL PERSON)


IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this ____ day of __________, 19 .


                                            __________________________________
                                              Signature of Registered Agent


State of ___________________  )
                              ) ss

County of _____________      )

On this _____ day of ______________ , in the year 19 _________, before me, _____
______________  a Notary Public in and for said state, personally appeared
_________________________________ known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that ________________________ executed the same for the purposes therein stated.


     (Notarial Seal)                            ________________________________
                                                          Notary Public

                                                My commission expires__________


     (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION)

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its ASSISTANT VICE-PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 14th day of January, 1988.


                                                      C T CORPORATION SYSTEM
                                             ----------------------------------
                                                       Name of Corporation

                                             By /s/ Russell C. Edwards
                                                -------------------------------
                                                    Assistant Vice-President

Attest:

/s/
------------------------------------
        Assistant Secretary


State of New York     )
                      ) ss
County of New York    )

On this 14th day of January, in the year 1988, before me, Regina Dunn, a Notary Public in and for said state, personally appeared Russell C. Edwards, Assistant Vice President, C T Corporation System known to me to be the person who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

        (Notarial Seal)                    /s/ Regina M. Dunn
                                           ------------------------------------
                                                       Notary Public

                                           My commission expires March 30, 1988
                                                                 --------------

No. R00000513

                               STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State

                             CORPORATION DIVISION

                           Certificate of Amendment


WHEREAS, THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a corporation organized under
         ----------------------------------------
the General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                            IN TESTIMONY WHEREOF, I hereunto set
                                            my hand and affix the GREAT SEAL of
                                            the State of Missouri. Done at the
                                            City of Jefferson, this 14th day of
                                            October , 1987.

(SEAL)
                                              /s/ Roy D. Blunt
                                            -----------------------------------
                                                            Secretary of State

                                                                Fee $ 5,090.00
                                                                     ----------

                    AMENDMENT OF ARTICLES OF INCORPORATION

HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO  65101


     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     (1)  The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY
COMPANY.

     (2) An amendment to Articles SIXTH and SEVENTH of the Corporation's Articles of Association was adopted by the sole shareholder on September 25, 1987, to read as set forth below:

          SIXTH: The amount of capital stock of said Company is 10,140,060 shares, divided into 60 shares of Preferred stock of the par value of $350,000 per share and 10,140,000 shares of Common stock without par value.

          No fractional shares or scrip in lieu thereof shall be issued.

          The amount of the capital of said Company is at least equal to the sum of:

          (a) $21,000,000 in respect to 60 shares of Preferred stock of the par value of $350,000 each, plus
          (b) $36,504,000 in respect of 10,140,000 shares of Common stock without par value, plus
          (c) such amounts as from time to time by resolution of the Board of Directors may be transferred thereto.

          The holders of the Preferred stock shall be entitled to receive the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and in their discretion declared, before any dividends shall be declared or paid upon the Common stock for the same period, but such dividends on the Preferred stock shall not be cumulative, nor shall the Preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the Common stock or other uses of the Company, as they may determine.

          In case of liquidation or dissolution of the Company, the holders of Preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon Common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.

          SEVENTH: The Board of Directors of the Corporation shall consist of six (6) persons.

     (3)  Of the 549 shares issued and outstanding, 549 of such shares were
                 ---                                ---
     entitled to vote on such amendment.

     (4) The number of shares voted for and against the amendment was as follows:

                       Class              No. Voted For       No. Voted Against

               Common                          492                  - 0 -

               Preferred                        57                  - 0 -


     (5) 507 shares of authorized common stock, without par value, will be increased to 10,140,000 shares of authorized common stock and the 492 shares of issued and outstanding common stock and the 15 shares of common stock held in treasury will be split on the basis of 20,000 newly authorized shares for each share so issued.

     IN WITNESS WHEREOF, the undersigned, Robert E. Zimmerman, Senior Vice President, has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 6th day of October, 1987.

                                            THE KANSAS CITY SOUTHERN RAILWAY
                                            COMPANY

ATTEST:

  /s/ Sherry K. Cooper                      By  /s/ Robert E. Zimmerman
------------------------------------            -------------------------------
        Asst. Secretary                             Senior Vice President



STATE OF MISSOURI     )
                      ) SS.
County of Jackson     )


     I, Irene Paulhe, a notary public, do hereby certify that on this 6th day of October, 1987, personally appeared before me Robert E. Zimmerman, who, being by me first duly sworn, declared that he is the Senior Vice President of The Kansas City Southern Railway Company, that he signed the foregoing document as Senior Vice President of the corporation and that the statements therein contained are true.

                                             /s/ Irene Paulhe
                                             ---------------------------------
                                                       Notary Public

My commission expires March 22, 1991.

No. R00000513

                               STATE OF MISSOURI
                       ROY D. BLUNT, Secretary of State
                             CORPORATION DIVISION
                           Certificate of Amendment

I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY a corporation organized under the
     ----------------------------------------
Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                            IN WITNESS WHEREOF, I hereunto set
                                            my hand and affix the GREAT SEAL of
                                            the State of Missouri, Done at the
                                            City of Jefferson, this 6th day of
                                            March , 1987.

(SEAL)
                                             /s/ Roy D. Blunt
                                            ------------------------------------
                                                              Secretary of State

RECEIVED OF: THE KANSAS CITY SOUTHERN RAILWAY COMPANY
             ----------------------------------------
TWENTY DOLLARS-------------------------------------------------Dollars, $ 20.00
---------------------------------------------------------------           -----
For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.

No. R00000513

             State of Missouri . . . Office of Secretary of State
                   JAMES C. KIRKPATRICK, Secretary of State

                     Amendment of Articles of Association
                 (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO.  65101

        Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

        (1)    The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY
                                              --------------------------------
COMPANY.
-------

        The name under which it was originally organized was THE KANSAS CITY
                                                             ---------------
SOUTHERN RAILWAY COMPANY.
------------------------

        (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on March 2, 1987, adding new article TENTH thereof, to read as follows:

        TENTH: (1) The corporation shall indemnify each of its Directors, and Officers to the full extent specified by Section 351.355 of the Revised Statutes of Missouri as amended from time to time, (the "Indemnification Statute") and, in addition, shall indemnify each of them against all expenses (including without limitation all attorneys' fees, judgments, fines and amounts paid in settlement) incurred by any of them in connection with any claim (including without limitation any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the corporation) by reason of the fact that they are or were serving the corporation or at the request of the corporation in any of the capacities referred to in the Indemnification Statute or arising out of their status in any such capacity, provided that the corporation shall not indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowing fraudulent, deliberately dishonest or willful misconduct.

          (2) The corporation may, to such extent as it deems appropriate and may be permitted by the Indemnification Statute, indemnify any other person referred to in the Indemnification Statute against any such expenses incurred by him in connection with any such claim by reason of the fact that they are or were serving the corporation or at the request of the corporation in any of such capacities or arising out of their status in any such capacity.

          (3) The corporation is authorized to give or supplement any of the aforesaid indemnifications by by-law, agreement or otherwise and fund them by insurance to the extent it deems appropriate. Amounts to be paid under this Article shall be disbursed at such times and upon such procedures as the corporation shall determine. All such indemnifications shall continue as to any person who has ceased to serve in any of the aforesaid capacities and shall inure to the benefit of the heirs, devisees and personal representatives of such person. Indemnification given under said Section (1) or given or supplemented under this Section (3) of this Article Tenth shall survive elimination or modification of this Article with respect to any such expenses incurred in connection with claims arising out of the acts or omissions occurring prior to such elimination or modification and persons to who such indemnification is given shall be entitled to rely upon such indemnification as a contract with the corporation.

  (4)  Of the 549 shares outstanding, 549 of such shares were entitled to vote
              ---                     ---
on such amendment.

  The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

               Class                          Number of
                                          Outstanding Shares
               Common                                   492
               Preferred                                 57

  (5)  The number of shares voted for and against the amendment was as follows:

               Class          No. Voted For       No. Voted Against
          Common                       492              - 0 -

          Preferred                57        - 0 -


     (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                NOT APPLICABLE

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                NOT APPLICABLE

     (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                NOT APPLICABLE

     IN WITNESS WHEREOF, the undersigned, ROBERT E. ZIMMERMAN has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 3rd day of March, 1987.

                                            THE KANSAS CITY SOUTHERN RAILWAY
                                                          COMPANY
                                            --------------------------------
                                                  (Name of Corporation)

ATTEST:


 /s/ Sherry K. Cooper                       By /s/ Robert E. Zimmerman
--------------------------------              ----------------------------------
 (Asst. Secretary)                              (Senior Vice President)


STATE OF MISSOURI     )
                      ) SS
County of Jackson     )

     I, Irene Paulhe, a notary public, do hereby certify that on this 3rd day of March, 1987, personally appeared before me Robert E. Zimmerman, who, being by me first duly sworn, declared that he is the Senior Vice President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as Senior Vice President of the corporation, and that the statements therein contained are true.

                                               /s/ Irene Paulhe
                                              ----------------------------------
                                               Notary Public

(NOTARIAL
SEAL)

My commission expires March 22, 1987

                                   MISSOURI
                              Secretary of State

                             CORPORATION DIVISION
                  Statement of Change of Registered Agent or
             Registered Office by Foreign or Domestic Corporations

--------------------------------------------------------------------------------
                                 INSTRUCTIONS

     There is a $3.00 fee for filing this statement. It must be filed in DUPLICATE.
     The statement should be sealed with the corporate seal. If it does not have a seal, write "no seal" where the seal would otherwise appear.
     The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.
     Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

--------------------------------------------------------------------------------

To:     SECRETARY OF STATE
        P.O. Box 778                                      Charter No. R-513
        Jefferson City, Missouri  65102

        The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1.      The name of the corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.
                                       ----------------------------------------

2.      The name of its PRESENT registered agent (before change) is V.C.
        Pragman.

3.      The name of the new registered agent is C T CORPORATION SYSTEM.
                                                ----------------------

4. The address, including street number, if any, of its PRESENT registered office (before change) is 114 West 11th, Kansas City, Missouri 64105.

5.      Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 314 North Broadway, St. Louis, Missouri
                                ------------------------------------------
        63102.
        -----

6. The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

        IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT or VICE-PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 21st day of August, 1985.

                             THE KANSAS CITY SOUTHERN RAILWAY COMPANY
                             ----------------------------------------
                                       (Name of Corporation)

  (Corporate Seal)                     By   /s/ Donald L. Graf
If no seal, state "none"                   ----------------------------------
                                                Donald L. Graf


Attest:


 /s/ Sherry K. Cooper
------------------------------------
    (Assistant Secretary)
Sherry K. Cooper

STATE OF MISSOURI     )
                      ) ss
County of Jackson     )

     I, Irene Paulhe, a Notary Public, do hereby certify that on this 21st day of August, 1985, personally appeared before me Donald L. Graf who declares he is Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                                  /s/ Irene Paulhe
                                                 -------------------------------
                                                  Notary Public

(NOTARIAL SEAL)

          My commission expires March 22, 1987

No. R00000513

                               STATE OF MISSOURI
                   JAMES C. KIRKPATRICK, Secretary of State

                              Corporation Division

                           CERTIFICATE OF AMENDMENT

I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a corporation organized
             ----------------------------------------
under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

                                            IN WITNESS WHEREOF, I hereunto set
                                            my hand and affixed the Great Seal
                                            of the State of Missouri, at the
                                            City of Jefferson, this 26th day of
                                                                    ----
                                            November, A. D. 1984.
                                            --------

                                             /s/ James C. Kirkpatrick
                                            ------------------------------------
                                                              Secretary of State

                                            ------------------------------------
                                                       Deputy Secretary of State

RECEIVED OF: THE KANSAS CITY SOUTHERN RAILWAY COMPANY
             ----------------------------------------
Fifteen dollars and no/1.00----------------------------------------Dollars,
-------------------------------------------------------------------
$ 15.00  For Credit of General Revenue Fund, on Account of Amendment Fee.
 -------
                                             /s/ Dorothymae Miller
                                            ------------------------------------
                                                 Deputy Collector of Revenue

             State of Missouri . . . Office of Secretary of State
                   JAMES C. KIRKPATRICK, Secretary of State

                    Amendment of Articles of Incorporation
                 (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO  65101

        Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

        (1) The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

        The name under which it was originally organized was THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

        (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on November 19, 1984.

        (3)    Article #Seventh is amended to read as follows:
               SEVENTH: The Board of Directors of the Corporation shall consist of five (5) persons.

        (4)    Of the 549 shares issued and outstanding, 549 of such shares were
                      ---                                ---
entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

               Class                          Number of
                                          Outstanding Shares
          Common                                        492
          Preferred                                      57

     (5) The number of shares voted for and against the amendment was as follows:

               Class          No. Voted For       No. Voted Against

          Common                       492               - 0 -
          Preferred                     57               - 0 -


     (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                Not Applicable

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                Not Applicable

     (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                 Not Applicable

        IN WITNESS WHEREOF, the undersigned, ROBERT E. ZIMMERMAN has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 20th day of November, 1984.

                             THE KANSAS CITY SOUTHERN RAILWAY COMPANY
                             ----------------------------------------
                                       (Name of Corporation)

ATTEST:


 /s/ Sherry K. Cooper                      By   /s/ Robert E. Zimmerman
-------------------------------------          ---------------------------------
     (Asst. Secretary)                          (Vice President)
SHERRY K. COOPER                               ROBERT E. ZIMMERMAN


STATE OF MISSOURI     )
                      ) ss.
County of Jackson     )

        I, IRENE PAULHE, a notary public, do hereby certify that on this 20th day of November, 1984, personally appeared before me ROBERT E. ZIMMERMAN, who, being by me first duly sworn, declared that he is the Vice President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

                                                /s/ Irene Paulhe
                                               ---------------------------------
                                                Notary Public

(NOTARIAL
SEAL)

My commission expires March 22, 1987

No. R00000513

                                STATE OF MISSOURI
                   JAMES C. KIRKPATRICK, Secretary of State

                              Corporation Division

                            CERTIFICATE OF AMENDMENT

I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a corporation organized
             ----------------------------------------
under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

                            IN WITNESS WHEREOF, I hereunto set my hand and affixed the Great Seal of the State of Missouri, at the City of Jefferson, this 2nd day of August , A. D. 1983.

(SEAL)
                             /s/ James C. Kirkpatrick
                            ----------------------------------------------------
                                                         Secretary of State

                            ----------------------------------------------------
                                                       Deputy Secretary of State

RECEIVED OF:  THE KANSAS CITY SOUTHERN RAILWAY COMPANY
              ----------------------------------------
Fifteen dollars and no/1.00----------------------------------------Dollars,
-------------------------------------------------------------------
$ 15.00 For Credit of General Revenue Fund, on Account of Amendment Fee.
 ------

                             /s/ Dorothymae Miller
                            --------------------------------------------------
                                    Deputy Collector of Revenue

              State of Missouri . . . Office of Secretary of State
                    James C. Kirkpatrick, Secretary of State

                     Amendment of Articles of Incorporation

                 (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO  65101

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     (1)  The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY
                                         --------------------------------
COMPANY.
-------

     The name under which it was originally organized was THE KANSAS CITY
                                                          ---------------
SOUTHERN RAILWAY COMPANY.
------------------------

     (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on July 28, 1983.

     (3)  Article #SEVENTH is amended to read as follows:

          SEVENTH: The Board of Directors of the Corporation shall consist of four (4) persons.

     (4)  Of the 565 shares issued and outstanding, 565 of such shares were
                 ---                                ---
entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

               Class                          Number of
                                          Outstanding Shares

          PREFERRED                               58

          COMMON                                 507

     (5) The number of shares voted for and against the amendment was as follows:

               Class          No. Voted For       No. Voted Against

          PREFERRED                     58              None

          COMMON                       507              None


     (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                NOT APPLICABLE

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                NOT APPLICABLE

     (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                NOT APPLICABLE

     IN WITNESS WHEREOF, the undersigned, ROBERT E. ZIMMERMAN has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 29th day of July, 1983.

                                            THE KANSAS CITY SOUTHERN RAILWAY

                                                          COMPANY
                                            --------------------------------
                                                  (Name of Corporation)
ATTEST:

 /s/ Sherry K. Cooper                       By  /s/ Robert E. Zimmerman
----------------------------------             ------------------------------
       (Asst. Secretary)                           (Vice President)
SHERRY K. COOPER                                ROBERT E. ZIMMERMAN

STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

     I, G. B. NIEDERMEYER, a notary public, do hereby certify that on this 29th day of July, 1983, personally appeared before me ROBERT E. ZIMMERMAN, who, being by me first duly sworn, declared that he is the Vice President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as VICE PRESIDENT of the corporation, and that the statements therein contained are true.

                                                /s/ G. B. Niedermeyer
                                               ---------------------------------
                                                          Notary Public
                                               G. B. NIEDERMEYER

(NOTARIAL
  SEAL)

My commission expires May 29, 1987

No. R00000513

                               STATE OF MISSOURI
                   JAMES C. KIRKPATRICK, Secretary of State

                             Corporation Division
                           CERTIFICATE OF AMENDMENT

I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a corporation organized
             ----------------------------------------
under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

                                            IN WITNESS WHEREOF, I hereunto set
                                            my hand and affixed the Great Seal
                                            of the State of Missouri, at the
                                            City of Jefferson, this 24th day of
                                            May , A.D. 1982.

                                             /s/ James C. Kirkpatrick
                                            ------------------------------------
                                                              Secretary of State

                                            ------------------------------------
                                                       Deputy Secretary of State

RECEIVED OF: THE KANSAS CITY SOUTHERN RAILWAY COMPANY
             ----------------------------------------
Fifteen dollars and no/1.00----------------------------------------Dollars,
-------------------------------------------------------------------
$ 15.00 For Credit of General Revenue Fund, on Account of Amendment Fee.
 ------
                                             /s/ Dorothymae Miller
                                            ------------------------------------
                                                     Deputy Collector of Revenue

             State of Missouri . . . Office of Secretary of State
                    JAMES C. KIRKPATRICK, Secretary of State

                     Amendment of Articles of Incorporation
                 (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO  65101

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     (1)  The present name of the Corporation is THE KANSAS CITY SOUTHERN
                                                ------------------------
RAILWAY COMPANY.
---------------

        The name under which it was originally organized was THE KANSAS CITY
                                                             ---------------
SOUTHERN RAILWAY COMPANY.
------------------------

     (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on May 21, 1982.

     (3)  Article #Second is amended to read as follows:
          Second:   The duration of the corporation is perpetual.

          ARTICLE SEVENTH is amended to read as follows:
          Seventh: The Board of Directors of the Corporation shall consist of five (5) persons.

     (4)  Of the 565 shares outstanding, 565 of such shares were entitled to
                 ---                     ---
          vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

               Class                          Number of
                                         Outstanding Shares

          PREFERRED                                     58

          COMMON                                       507

     (5) The number of shares voted for and against the amendment was as follows:

               Class          No. Voted For       No. Voted Against

          PREFERRED                58                    None

          COMMON                  507                    None

     (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                NOT APPLICABLE

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                NOT APPLICABLE

     (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                NOT APPLICABLE

     IN WITNESS WHEREOF, the undersigned, THOMAS S. CARTER, President has executed this instrument and its Secretary has affixed its corporate seal hereto and attested said seal on the 21st day of May, 1982.

                                            THE KANSAS CITY SOUTHERN
                                            SOUTHERN RAILWAY COMPANY
                                            --------------------------------
                                                (Name of Corporation)

ATTEST:

 /s/ Albert P. Mauro                        By   /s/ Thomas S. Carter
---------------------                           ----------------------------
     (Secretary)                                    (President)
                                                 THOMAS S. CARTER

STATE OF MISSOURI     )
                           )SS

COUNTY OF JACKSON     )

     I, G. B. Niedermeyer, a notary public, do hereby certify that on this 21st day of May, 1982, personally appeared before me THOMAS S. CARTER, who, being by me first duly sworn, declared that he is the President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                             /s/ G. B. Niedermeyer
                                            --------------------------------
                                                       Notary Public

(NOTARIAL
  SEAL)

My commission expires May 29, 1983

No. R00000513

                               STATE OF MISSOURI
                   JAMES C. KIRKPATRICK, Secretary of State

                             Corporation Division

                           CERTIFICATE OF AMENDMENT

I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a corporation organized
             ----------------------------------------
under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

                                    IN WITNESS WHEREOF, I hereunto set my hand and affixed the Great Seal of the State of Missouri, at the City of Jefferson, this 10th day of March , A. D. 1982.


                                     /s/ James C. Kirkpatrick
                                    --------------------------------------------
                                                         Secretary of State

                                    --------------------------------------------
                                                       Deputy Secretary of State

RECEIVED OF: THE KANSAS CITY SOUTHERN RAILWAY COMPANY
             ----------------------------------------
Fifteen dollars and no/1.00----------------------------------------Dollars,
-------------------------------------------------------------------
$ 15.00  For Credit of General Revenue Fund, on Account of Amendment Fee.
 -------
                                     /s/ Dorothymae Miller
                                    --------------------------------------------
                                           Deputy Collector of Revenue

             State of Missouri . . . Office of Secretary of State
                   JAMES C. KIRKPATRICK, Secretary of State

                    Amendment of Articles of Incorporation

                 (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO  65101

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     (1)  The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY
                                         --------------------------------
COMPANY.
-------

     The name under which it was originally organized was THE KANSAS CITY
                                                          ---------------
SOUTHERN RAILWAY COMPANY.
------------------------

     (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on January 14, 1981.

     (3)  Article #6 is amended to read as follows:

     SIXTH:    The amount of capital stock of said Company is 567 shares, divided into 60 shares of Preferred stock of the par value of $350,000 per share and 507 shares of Common stock without par value.

     No fractional shares or scrip in lieu thereof shall be issued.

     The amount of the capital of said Company is at least equal to the sum of:

     (a) $21,000,000 in respect to 60 shares of Preferred stock of the par value of $350,000 each, all of which are to be issued and outstanding, plus

     (b) $36,504,000 in respect of 507 shares of Common stock without par value, all of which are to be issued and outstanding, plus
     (c) such amounts as from time to time by resolution of the Board of Directors may be transferred thereto.
     The holders of the Preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and in their discretion declared, before any dividends shall be declared or paid upon the Common stock for the same period, but such dividends on the Preferred stock shall not be cumulative, nor shall the Preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the Common stock or other uses of the Company, as they may determine.

     In case of liquidation or dissolution of the Company, the holders of Preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the Common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.

     ARTICLE 7 is amended to read as follows:

     SEVENTH:  The Board of Directors of the Company shall consist of thirteen
(13) persons.

     (4)  Of the 1,440,000 shares outstanding, 1,440,000 of such shares were
                 ---------                     ---------
entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

               Class                          Number of
                                          Outstanding Shares

          PREFERRED                                 420,000

          COMMON                                  1,020,000

     (5) The number of shares voted for and against the amendment was as follows:

               Class          No. Voted For            No. Voted Against

          PREFERRED                412,136                    None

          COMMON                 1,016,736                   1,069

     (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

          60 shares of Preferred stock, at $350,000 per share, totaling $21,000,000. If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: 1,020,000 shares of common stock, without par value, will be reduced to 507 shares. There will be no fractional shares issued.

     (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

     The number of shares of Preferred stock will be reduced from 420,000 shares presently outstanding, to 60 shares.

     The number of shares of Common stock will be reduced from 1,020,000 shares presently outstanding, to 507 shares.

     There will be no fractional shares issued.

     IN WITNESS WHEREOF, the undersigned, T. S. CARTER, President has executed this instrument and its Secretary has affixed its corporate seal hereto and attested said seal on the 23rd day of February, 1982.


                                     The Kansas City Southern Railway Company
                                     -------------------------------------------
                                                 (Name of Corporation)

ATTEST:

 /s/ E. T. James                      By  /s/ T. S. Carter
---------------------------------        ---------------------------------------
 (Secretary or Asst. Secretary)           (President or Vice President)



STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

     I, G. B. Niedermeyer, a notary public do hereby certify that on this 23rd day of February, 1982, personally appeared before me T. S. Carter, who, being by me first duly sworn, declared that he is the PRESIDENT of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                           /s/ G. B. Niedermeyer
                                          --------------------------------------
                                                      Notary Public

(NOTARIAL
  SEAL)

My commission expires May 29, 1983

                               STATE of MISSOURI

                   James C. Kirkpatrick, Secretary of State

                                                            Corporation Division

                           Certificate of Amendment

I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

                                            IN WITNESS WHEREOF, I hereunto set
                                            my hand and affixed the Great Seal
                                            of the State of Missouri, at the
                                            City of Jefferson, this 10th day of
                                            May, A.D. 1973.

                                                  /s/ James C. Kirkpatrick
                                                 -------------------------------
                                                             Secretary of State

                                                 -------------------------------
                                                      Deputy Secretary of State


RECEIVED OF THE KANSAS CITY SOUTHERN RAILWAY COMPANY
Three no/100-----------------------------------------------------Dollars, $3.00
For Credit of General Revenue Fund, on Account of Amendment Fee.

                                                  /s/ Dorothymae Miller
                                                 -------------------------------
                                                    Deputy/Collector of Revenue

             State of Missouri . . . Office of Secretary of State
                   James C. Kirkpatrick, Secretary of State



                    Amendment of Articles of Incorporation


                 (To be submitted in duplicate by an attorney)


HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MISSOURI 65101

        Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

        (1) The name of the Corporation is The Kansas City Southern Railway Company.

        The name under which it was originally organized was The Kansas City Southern Railway Company.

        (2) An amendment to the Corporation's Articles of Incorporation was adopted by the stockholders on May 8, 1973.

        (3)    Article SEVENTH is amended to read as follows:

                      "SEVENTH:  The Board of Directors of the Company shall
                                 consist of fifteen (15) persons."

        (4) Of the 1,439,198 shares outstanding, 1,400,129 of such shares were entitled to vote on such amendment.

        The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                 Class                   Number of
                                     Outstanding Shares

        Preferred Stock                   420,000
        Common Stock                    1,019,198

        (5) The number of shares voted for and against the amendment was as follows:

                  Class          No. Voted For       No. Voted Against

        Preferred Stock               401,887               600
        Common Stock                  984,618              None
                            -----------------              ----
        Total                       1,386,505               600

        (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                 Not Applicable

        If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                 Not Applicable

        (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                 Not Applicable

        IN WITNESS WHEREOF, the undersigned, President has executed this instrument and its Secretary has affixed its corporate seal hereto and attested said seal on the 8/th/ day of May, 1973.

         PLACE
    CORPORATE SEAL
         HERE

                                      The Kansas City Southern Railway Company
                                      ------------------------------------------
                                                 (Name of Corporation)

ATTEST:

  /s/                                        By   /s/ W.N. Deramus III
----------------------------------------         -------------------------------
               (Secretary)                        (President)



STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

        I, Geraldine D. Dollins, a notary public do hereby certify that on this 8th day of May, 1973, personally appeared before me W. N. Deramus III, who, being by me first sworn, declared that he is the President of The Kansas City Southern Railway Company that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                   /s/ Geraldine D. Dollins
                                                  ------------------------------
                                                          Notary Public

    (NOTARIAL
      SEAL)

My commission expires June 23, 1976

No. R.R. 513

                               STATE of MISSOURI

                   James C. Kirkpatrick, Secretary of State

                                                          Corporation Department

                           Certificate of Amendment

I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that THE KANSAS CITY SOUTHERN RAILWAY COMPANY a corporation organized under the Laws of Missouri, has delivered to me and that I have filed its Certificate of Amendment of its Articles of Incorporation; that said Corporation has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation and that said Articles are amended in accordance therewith.

                                            IN WITNESS WHEREOF, I hereunto set
                                            my hand and affixed the Great Seal
                                            of the State of Missouri, at the
                                            City of Jefferson, this 12th day of
                                            May, A.D. 1970.

                                                  /s/ James C. Kirkpatrick
                                                 -------------------------------
                                                             Secretary of State

                                                 /s/ T. R. Cloud
                                                --------------------------------
                                                      Deputy Secretary of State



--------------------------------------------------------------------------------

RECEIVED OF: THE KANSAS CITY SOUTHERN RAILWAY COMPANY
Three and no/100-------------------------------------------------Dollars, $3.00
For Credit of General Revenue Fund, on Account of Amendment Fee.

                                                  /s/ Dorothymae Miller
                                                 -------------------------------
                                                    Deputy/Collector of Revenue

                          CERTIFICATE OF AMENDMENT OF
                        ARTICLES OF ASSOCIATION OF THE
                     KANSAS CITY SOUTHERN RAILWAY COMPANY

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MISSOURI 65101

        Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

        1. The name of the Corporation is The Kansas City Southern Railway Company, which is the name under which the Corporation was originally organized.

        2. An amendment to the Corporation's Articles of Association was adopted by the stockholders on May 12, 1970, amending Article SEVENTH of said Articles of Association and creating a new Article NINTH thereof so that said Articles SEVENTH and NINTH shall read as follows:

                    "SEVENTH:  The Board of Directors of the Company shall
                 consist  of eighteen (18) persons."

                           *   *   *   *   *   *   *

                    "NINTH:  The power to make, alter, amend or repeal the
                 By-Laws of the Company shall be vested in the Board of Directors."

        3. There were entitled to vote at said meeting 413,575 shares of preferred stock of the par value of $50 per share and 987,584 shares of common stock without par value, being all of the outstanding shares of stock of the Corporation.

        4. Holders of 401,739 shares of preferred stock and 985,191 shares of common stock voted in favor of said amendment, and holders of 250 shares of preferred stock and 40 shares of common stock voted against such amendment.

        IN WITNESS WHEREOF the undersigned President of the Corporation has executed this instrument and the undersigned Assistant Secretary of the Corporation has affixed its Corporation Seal hereto and attested said Seal on the 12/th/ day of May, 1970.

                                          THE KANSAS CITY SOUTHERN RAILWAY
                                          COMPANY



        (corporate seal)
                                          By /s/ W. N. Deramus III
                                             ----------------------------------
                                             William N. Deramus III, President


Attest: /s/ Robert E. Zimmerman
        ----------------------------
        Robert E. Zimmerman
        Assistant Secretary

STATE OF MISSOURI     )
                      ) SS.
COUNTY OF JACKSON     )

        I, Geraldine D. Dollins, a notary public, do hereby certify that on this 12/th/ day of May, 1970, personally appeared before me Robert E. Zimmerman, who, being by me first duly sworn declared that he is the Assistant Secretary of The Kansas City Southern Railway Company that he signed said foregoing document as Assistant Secretary of said Corporation and that the statements therein contained are true.

                                              /s/ Geraldine D. Dollins
                                            ------------------------------------
                                                           Notary Public

(seal)

My commission expires June 23, 1972.

                               STATE OF MISSOURI

                           CERTIFICATE OF AMENDMENT

                   To All to Whom These Presents Shall Come:


        I, WALTER H. TOBERMAN, Secretary of State of the State of Missouri, and Keeper of the Great Seal thereof, do hereby certify that THE KANSAS CITY
                                                         ---------------
SOUTHERN RAILWAY COMPANY, a corporation organized under the Laws of Missouri,
------------------------
has filed in the Office of the Secretary of State its Certificate of Amendment increasing the authorized shares
--------------------------------

               From: 210,000 shares preferred stock, @ $100.00 par value
                      750,000 shares of common stock, no par value
--------------------------------------------------------------------------------

               To: 420,000 shares preferred stock, @ $50.00 par value 1,260,000 shares of common stock, no par value,
--------------------------------------------------------------------------------

as provided by Law, and has in all respects complied with the requirements of law governing the Amendment of Articles of Incorporation.
                               -------------------------

                                    IN WITNESS WHEREOF, I hereunto set my hand and affix the Great Seal of the State of Missouri. Done at the City of Jefferson, this 11th day of April , A. D. 1953.

(SEAL)
                                      Walter H. Toberman
                                    --------------------------------------------
                                                            Secretary of State.

                                      V. Morris
                                    --------------------------------------------
                                                            Chief Clerk.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF ASSOCIATION

                  OF THE KANSAS CITY SOUTHERN RAILWAY COMPANY

        We, the undersigned, W. N. Deramus, President of The Kansas City Southern Railway Company, a railroad corporation duly organized and existing under and by virtue of the laws of the State of Missouri, and Chairman, of a special meeting of the stockholders of said Railway Company held January 30, 1953, and W. F. Pregge, Assistant Secretary of said Railway Company, DO HEREBY CERTIFY, in accordance with the laws of the State of Missouri, as follows:

        1. The name of the corporation is The Kansas City Southern Railway Company, which is the name under which the corporation was organized.
        2. The stockholders of said corporation at a special meeting duly called and held at the general office of said corporation, No. 114 West 11th Street, Kansas City, Missouri, on Friday, January 30, 1953, at nine o'clock a.m., duly adopted an amendment of the Articles of Association of said corporation by amending Article SIXTH of said Articles of Association so as to read as follows:

               "SIXTH: The amount of capital stock of said Company is 1,680,000 shares, divided into 420,000 shares of preferred stock of the par value of $50 per share and 1 260,000 shares of common stock without par value. "The amount of the capital of said Company is at least equal to the sum of:
                             "(a)  $21,000,000 in respect of 420,000 shares of
                       preferred stock of the par value of $50 each, all of which are now issued, and outstanding, plus
                             "(b) $30,000,000 in respect of 600,000 shares of
                       common stock without par value, of which are now issued and outstanding in lieu of 300,000 shares of common stock of the par value of $100 each originally issued and outstanding, plus
                             "(c) $6,000,000 being the amount of consideration
                      received for the issuance of 420,000 shares of common stock without par value, all of which are now issued and outstanding plus
                             "(d) the aggregate amount of consideration received
                      for the issuance from time to time of the additional 240,000 shares of common stock without par value hereby authorized, plus

                             "(e) such amounts as from time to time by
                      resolution of the Board of Directors may be transferred thereto.

               "The holders of the preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and in their discretion declared, before any dividends shall be declared or paid upon the common stock for the same period, but such dividends on the preferred stock shall not be cumulative, nor shall the preferred stock during such period be entitled to participate in any other or additional earrings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the common stock or other uses of the Company, as they may determine.

               "In case of liquidation or dissolution of the Company, the holders of preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof."

               3. There were outstanding and entitled to vote at said meeting 210,000 shares of preferred stock of the par value of $100 each and 509,599 shares of the common stock of the corporation without par value, excluding 401 shares of common stock held by Company. Holders of 177,377 shares of preferred stock and 404,424 shares of common stock, being more than a majority of the outstanding shares entitled to vote, voted in favor of said amendment, and holders of 1,655 shares of preferred stock and 488 shares of common stock voted against such amendment.

               4. The number of shares authorized by the Articles of Association of said corporation was 510,000 shares of the par value of $100 per share, of which 210,000 shares were preferred stock and 300,000 shares were common stock. By previous amendments to said Articles of Association the number of shares authorized has been increased to 960,000 shares, of which 210,000 shares are preferred stock of the par value of $100 per share, and 750,000 shares are common stock without par value.

               5. The number of shares into which the authorized shares have been divided, the number of shares included in each class and the par value of shares having a par value are as stated in the foregoing paragraph 4. The preferences, rights, privileges and restrictions or other distinctive features of the shares of each class are as stated in the last two paragraphs of Article SIXTH of the Articles of Association of said corporation as hereinabove set out, which are not changed by this Certificate of Amendment.

               6. The number of shares of each class issued and outstanding is 210,000 shares of preferred stock of the par value of $100 each and 510,000 shares of common stock without par value, including 401 shares of common stock held by Company.

               7. The amount to which the authorized shares shall be increased by this Certificate of Amendment is 1,680,000 shares, of which 420,000 shares shall be preferred stock of the par value of $50 per share and 1,260,000 shares shall be common stock without par value. The number of shares to be issued is 420,000 shares of preferred stock and 1,020,000 shares of common stock. Such shares are to be classified, and the number of shares to be included in each class is, as hereinabove stated. The distinguishing preferences, rights, privileges and restrictions of each class are as stated in Article SIXTH of the Articles of Association of said corporation hereinabove set out.

               8. The terms upon which the new shares are to be issued and exchanged in place of outstanding shares are as follows:

                  (a) Each outstanding share of preferred stock of the par
               value of $100 per share is hereby changed into two shares of preferred stock of the par value of $50 per share; and

                  (b) Each outstanding share of common stock without par
               value is hereby changed into two shares of common stock without par value.

               9. No consideration is to be received for such of the increased authorized shares without par value as are to be presently issued, since such shares are to be issued to holders of shares of common stock presently outstanding without change in the capital of said corporation, so that each holder of one share of common stock without par value now outstanding will become the holder of two shares of common stock without par value.

                                           IN WITNESS WHEREOF, we have signed,
                                           acknowledged and sworn to this
                                           certificate in duplicate and have
                                           affixed hereto the corporate seal of
                                           said The Kansas City Southern Railway
                                           Company, this 9th day of April, 1953.


                                              /s/ W. N. Deramus
                                            ------------------------------------
                                                          W.N. Deramus


                                              /s/ W. F. Pregge
                                              ----------------------------------
I                                                         W.F. Pregge

STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

         W. N. Deramus, President, and W. F. Pregge, Assistant Secretary, of The Kansas City Southern Railway Company, being first duly sworn, upon their oaths do each depose and say: that they have been authorized and directed to execute and file the above certificate of amendment to the Articles of Association of The Kansas City Southern Railway Company, by the votes cast in person or by proxy of the holders of record of the majority in amount of the stock of The Kansas City Southern Railway Company, irrespective of any provision of the Articles of Association of the said corporation purporting to deny voting powers to the holders of any class of stock, at a meeting called and held upon written notice mailed to each stockholder at least 20 days before the date set for the meeting, and published once a week for at least two successive weeks, in The Kansas City Times and The Kansas City Star, newspapers published and circulating in the county wherein the principal office of The Kansas City Southern Railway Company is located; that such notice did expressly state the purpose of the meeting to be that of amending the Articles of Association of the said corporation so as to permit the issue of shares without par value; and that, as to the stock of the corporation which is to be exchanged for stock without nominal or par value, the said notice did state the terms of such exchange of the outstanding shares of common stock with nominal or par value for shares of common stock without nominal or par value.

                                                   /s/ W. N. Deramus
                                                   -----------------------------
                                                   W. N. Deramus


                                                   /s/ W. F. Pregge
                                                   -----------------------------
                                                   W. F. Pregge

         Subscribed and sworn to before me, a Notary Public within and for the State and County aforesaid, by W. N. Deramus and W. F. Pregge, this 9th day of April, 1953.

        My commission expires: November 30, 1953.



                                                     /s/ E. R. Gibbins
                                                   -----------------------------
                                                   Notary Public within and for
                                                       Jackson County, Missouri.

STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

         On this 9th day of April, 1953, before me, appeared W. N. Deramus and
W. F. Pregge, to me personally known, who being by me duly sworn, did say that they were the President-Chairman of the meeting of shareholders, and Assistant Secretary, respectively, of The Kansas City Southern Railway Company, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that the said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said W. N. Deramus and W. F. Pregge acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal at my office in Kansas City, Missouri, the day and year last above written.


                                              /s/ E. R. Gibbins
                                            ------------------------------------
                                            Notary Public within and for

My commission expires November 30, 1953

                               STATE OF MISSOURI

                           CERTIFICATE OF AMENDMENT


                   To All to Whom These Presents Shall Come:

         I, WALTER H. TOBERMAN, Secretary of State of the State of Missouri, and Keeper of the Great Seal thereof, do hereby certify that THE KANSAS CITY
                                                         ---------------
SOUTHERN RAILWAY COMPANY, a corporation organized under the Laws of Missouri,
------------------------
has filed in the Office of the Secretary of State its Certificate of Amendment increasing number of directors from 15 to 17, as provided by Law, and has in all
--------------------------------------------
respects complied with the requirements of law governing the Amendment of
                                                             ------------
Articles of Incorporation.
-------------------------
                                      IN WITNESS WHEREOF, I hereunto set my hand and affix the Great Seal of the State of Missouri. Done at the City of Jefferson, this 25th day of March, A. D. 1953.

(SEAL)
                                        /s/ Walter H. Toberman
                                       -----------------------------------------
                                                            Secretary of State.

                                       /s/
                                      ------------------------------------------
                                                            Chief Clerk.

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY

                    Certificate of Amendment to Articles of
                  Incorporation Changing Number of Directors.
                  -------------------------------------------

STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

        W. N. Deramus, President, and J. J. Weiss, Secretary, of The Kansas City Southern Railway Company, a corporation duly incorporated under the laws of the State of Missouri, being duly sworn upon their oaths, state that at a meeting of the stockholders of said The Kansas City Southern Railway Company held on the 13th day of May, 1952, pursuant to a notice given and published according to law, the number of directors of said corporation was by vote of the majority of its stockholders cast as its by-laws and the laws of the State of Missouri direct, changed from fifteen to seventeen; that upon said proposition, the vote was 584,447 for said amendment and 5,871 against same; that there was outstanding at said time a total of 719,599 shares of stock in said corporation, and that the aforesaid W. N. Deramus was chairman of the said meeting of the shareholders.
        WITNESS our hands and the seal of said corporation, this 21st day of May, 1952.

                                              /s/ W. N. Deramus
                                             -----------------------------
                                             President, The Kansas City Southern
                                             Railway Company

                                              /s/ J. J. Weiss
                                             -----------------------------------
                                             Secretary, The Kansas City Southern
                                             Railway Company

        Subscribed and sworn to before me this 21st day of May, 1952.

                                              /s/ T. F. Boyce
                                             -----------------------------------
                                             Notary Public

 My commission expires:  September 3, 1954

STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

        On this 21st day of May, 1952, before me, appeared W. N. Deramus and J.
J. Weiss, to me personally known, who being by me duly sworn, did say that they were the President-Chairman of the meeting of shareholders, and Secretary, respectively of The Kansas City Southern Railway Company, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that the said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said W. N. Deramus and
J. J. Weiss acknowledged said instrument to be the free act and deed of said corporation.
        IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal at my office in Kansas City, Missouri, the day and year last above written.

                                                /s/ T. F. Boyce
                                               ---------------------------------
                                               Notary Public within and for said
                                                     County and State.

My commission expires:
        September 3, 1954

                               STATE OF MISSOURI

                           CERTIFICATE OF AMENDMENT

                   To All to Whom These Presents Shall Come:



        I, WILSON BELL, Secretary of State of the State of Missouri, and Keeper of the Great Seal thereof, do hereby certify that THE KANSAS CITY SOUTHERN
                                                  ------------------------
RAILWAY COMPANY, a corporation organized under the Laws of Missouri, has filed
---------------
in the Office of the Secretary of State its affidavit of change in number of
                                                         -------------------
directors from 18 to 15 as provided by Law, and has in all respects complied
-----------------------
with the requirements of law governing the amendment of Articles of
                                           ------------------------
Incorporation of corporations organized under The General and Business
-------------
Corporation Act of Missouri.

                                   IN WITNESS WHEREOF, I hereunto set my hand and affix the Great Seal of the State of Missouri. Done at the City of Jefferson, this 7th day of June, A. D. 1946.

(SEAL)
                                    /s/ Wilson Bell
                                   ---------------------------------------------
                                                        Secretary of State.

                                    /s/ P.T. Harris
                                   ---------------------------------------------
                                                        Chief Clerk.

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY

                     Certificate of Amendment to Articles of
                   Incorporation Changing Number of Directors.
                   -------------------------------------------

STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

        W. N. Deramus, President, and L. J. Hensley, Secretary, of The Kansas City Southern Railway Company, a corporation duly incorporated under the laws of the State of Missouri, being duly sworn upon their oaths, state that at a meeting of the stockholders of said The Kansas City Southern Railway Company held on the 14th day of May, 1946, pursuant to a notice given and published according to law, the number of directors of said corporation was by vote of the majority of its stockholders cast as its by-laws and the laws of the State of Missouri direct, changed from eighteen to fifteen; that upon said proposition, the vote was 544,071 for said amendment and 645 against same; that there was outstanding at said time a total of 719,600 shares of stock in said corporation, and that the aforesaid W. N. Deramus was chairman of the said meeting of the shareholders.
        WITNESS our hands and the seal of said corporation, this 3rd day of June, 1946.

                                           /s/ W. N. Deramus
                                          --------------------------------------
                                          President, The Kansas City Southern
                                          Railway Company

                                           /s/ L. J. Hensley
                                          --------------------------------------
                                          Secretary,  The Kansas City Southern
                                          Railway Company

        Subscribed and sworn to before me this 3rd day of June, 1946. My commission expires September 1, 1946.

                                           /s/ T. F. Boyce
                                          --------------------------------------
                                                  Notary Public

STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

        On this.3rd day of June, 1946, before me, appeared W. N. Deramus and L.
J. Hensley, to me personally known, who being by me duly sworn, did say that they were the President-Chairman of the meeting of shareholders, and Secretary, respectively of The Kansas City Southern Railway Company, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that the said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said W. N. Deramus and
L. J. Hensley acknowledged said instrument to be the free act and deed of said corporation.
        IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal at my office in Kansas City, Missouri, the day and year last above written.

                                          /s/ T. F. Boyce
                                          --------------------------------------
                                          Notary Public within and for said
                                          county and state.
My commission expires September 1, 1946.

                                          /s/ Wilson Bell
                                          ------------------------------------
                                          Secretary of State

                               STATE OF MISSOURI

                           CERTIFICATE OF AMENDMENT

                   To All to Whom These Presents Shall Come:



        I, DWIGHT H. BROWN, Secretary of State of the State of Missouri, and Keeper of the Great Seal thereof, do hereby certify that THE KANSAS CITY
                                                         ---------------
SOUTHERN RAILWAY COMPANY, a corporation organized under the Laws of Missouri,
------------------------
has filed in the Office of the Secretary of State its affidavit of Change in
                                                                   ---------
number of directors from 19 to 18 as provided by Law, and has in all respects
---------------------------------
complied with the requirements of law governing the amendment of corporations
                                                    ---------
organized under Article 6 of Chapter 33 of the Revised Statutes of 1939 and amendments thereto.

                                   IN WITNESS WHEREOF, I hereunto set my hand and affix the Great Seal of the State of Missouri. Done at the City of Jefferson, this 1st day of June, A. D. 1942.

(SEAL)
                                   /s/ Dwight H. Brown
                                   ---------------------------------------------
                                                           Secretary of State.

                                   /s/ Justus R. Moll
                                   ---------------------------------------------
                                                           Chief Clerk.

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY

                  Affidavit of Change In Number of Directors
                  ------------------------------------------


STATE OF MISSOURI     )
                      ) SS
COUNTY OF JACKSON     )

        W. N. Deramus, President of The Kansas City Southern Railway Company, a corporation duly incorporated under the laws of the State of Missouri, being duly sworn, upon his oath states that at a meeting of the stockholders of said corporation, duly called and held, on the 12th day of May, 1942, the number of directors of said corporation was, by a vote of its stockholders cast as its by-laws direct, changed from nineteen to eighteen.


                                        /s/ W. N. Deramus
                                       -----------------------------------------
                                                 President,
                                       The Kansas City Southern Railway Company

               Subscribed and sworn to before me this 28th day of May, 1942. My commission expires August 31, 1942

                                        /s/ T. F. Boyce
                                       -----------------------------------------
                                       Notary Public within and for
                                       Jackson County, Missouri.

                                        /s/ Dwight H. Brown
                                       -----------------------------------------
                                       Secretary of State

                               STATE OF MISSOURI

                           CERTIFICATE OF AMENDMENT

                   To All to Whom These Presents Shall Come:



        I, DWIGHT H. BROWN, Secretary of State of the State of Missouri, and Keeper of the Great Seal thereof, do hereby certify that THE KANSAS CITY
                                                         ---------------
SOUTHERN RAILWAY COMPANY, a corporation organized under the Laws of Missouri,
------------------------
has filed in the Office of the Secretary of State its affidavit of Change in
                                                                   ---------
number of directors from 17 to 19 as provided by Law, and has in all respects
---------------------------------
complied with the requirements of law governing the amendment of corporations
                                                    ---------
organized under Article 7 of Chapter 32 of the Revised Statutes of 1929 and amendments thereto.

                                   IN WITNESS WHEREOF, I hereunto set my hand and affix the Great Seal of the State of Missouri. Done at the City of Jefferson, this 18th day of May, A. D. 1940.

(SEAL)
                                    /s/ Dwight H. Brown
                                   ---------------------------------------------
                                                           Secretary of State.

                                    /s/
                                   ---------------------------------------------
                                                           Chief Clerk.

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

                  Affidavit of Change in Number of Directors.
                  ------------------------------------------


STATE OF MISSOURI     )
                      ) ss
COUNTY OF JACKSON     )

        Charles F. Couch, President of The Kansas City Southern Railway Company, a corporation duly incorporated under the laws of the State of Missouri, being duly sworn, upon his oath states that at a meeting of the stockholders of said corporation, duly called and held, on the 14th day of May, 1940, the number of directors of said corporation, was, by a vote of its stockholders cast as its By-Laws direct, changed from seventeen to nineteen.

                                            /s/ Charles F. Couch
                                           -------------------------------------
                                                    President
                                           The Kansas Southern Railway Company

               Subscribed and sworn to before me this 14th day of May, 1940. My commission expires August 31, 1942

                                            /s/ T. F. Boyce
                                           -------------------------------------
                                           Notary Public within and for Jackson
                                                   County, Missouri

                                            /s/ Dwight H. Brown
                                           -------------------------------------
                                           Secretary of State

                               STATE OF MISSOURI

                           CERTIFICATE OF AMENDMENT

                   To All to Whom These Presents Shall Come:



        I, DWIGHT H. BROWN, Secretary of State of the State of Missouri, and Keeper of the Great Seal thereof, do hereby certify that THE KANSAS CITY
                                                         ---------------
SOUTHERN RAILWAY COMPANY, a corporation organized under the Laws of Missouri,
------------------------
has filed in the Office of the Secretary of State its affidavit of Increasing
                                                                   ----------
Capital Stock
-------------
         From 300,000 shares common stock par value $100.00 each
--------------------------------------------------------------------------------
         and 210,000 shares preferred stock par value $100.00 each
--------------------------------------------------------------------------------
         to 750,000 shares common stock no par value
--------------------------------------------------------------------------------
         and 210,000 shares preferred stock par value $100.00 each
--------------------------------------------------------------------------------
as provided by Law, and has in all respects complied with the requirements of law governing the amendment of corporations organized under Article 2 of Chapter
                  ---------
12 of the Revised Statutes of 1899 and amendments thereto.

                                   IN WITNESS WHEREOF, I hereunto set my hand and affix the Great Seal of the State of Missouri. Done at the City of Jefferson, this 22nd day of May, A. D. 1939.

(SEAL)
                                    /s/ Dwight H. Brown
                                   ---------------------------------------------
                                                            Secretary of State.

                                    /s/
                                   ---------------------------------------------
                                                                   Chief Clerk.

                    Certificate of Amendment to Articles of
                    ---------------------------------------

                    Association of The Kansas City Southern
                    ---------------------------------------

                               Railway Company.
                               ----------------

        We, the undersigned, W. N. Deramus and L. J. Hensley, Executive Vice-President and Secretary, respectively, of The Kansas City Southern Railway Company, a railroad corporation duly organized and existing under and by virtue of the laws of the State of Missouri, do hereby certify, in accordance with the laws of the State of Missouri, and particularly Section 5115 of the Revised Statutes of Missouri, 1929, as follows:

        1. The name of the corporation is The Kansas City Southern Railway Company.

        2. The Articles of Association of the said corporation were filed in the office of the Secretary of State of the State of Missouri on March 19, 1900, and amendments to the said Articles of Association were filed in the office of the said Secretary of State on the following dates:

                      April 2, 1900.
                      December 30, 1901.
                      May 8, 1906.
                      August 26, 1914.
                      December 9, 1918.
                      May 12, 1937.

        3. The amount of capital stock authorized by said Articles of Association is Fifty-one Million Dollars, divided into 210,000 shares of preferred stock, of a par value of $100.00 per share, and 300,000 shares of common stock, of a par value of $100.00 per share. No change has been made in the amount, preferences or distinctive features of the said capital stock, so authorized by the said Articles of Association, prior to the filing of this certificate.

        4. The number of shares into which the capital stock of the corporation has heretofore been divided is 210,000 shares of preferred stock, of a par value of $100.00 per share, and 300,000 shares of common stock, of a par value of $100.00 per share. The preferences and distinctive features of the said preferred stock and common stock, as provided in the said Articles of Association, are as follows:

               The holders of the preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of 4 per cent, per annum, as the same may be ascertained and determined by the directors, and in their discretion declared, before any dividends shall be declared or paid upon the common stock for the same period, but such dividends on the preferred stock shall not be cumulative, nor shall the preferred stock, during such period, be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the directors to dividends upon the common stock or other uses of the Company as they may determine.

               In case of liquidation or dissolution of the Company, the holders of preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the common stock, and shall not there after participate further in the property of the Company or the proceeds of the sale thereof.

        Both classes of stock have a par value of $100.00 per share.

        5. The amount of fees paid upon the organization of the corporation was $25,525.00, and $14.00, on March 19, 1900.

        There has been no increase in the corporation's capital stock prior to the filing of this certificate.

        6. The number of shares of each class issued and outstanding is as follows:

        The entire authorized issue of 210,000 shares of preferred stock is issued and outstanding in the hands of the public. Of the authorized issue of 300,000 shares of common stock, 299,599 shares are issued and outstanding in the hands of the public, and 401 shares are held by or for the corporation.

        7. No change is being made in the preferred stock. The change hereby made in the common stock is as set forth in amended Article SIXTH of the Articles of Association of the Company relating to the amount, preferences and distinctive features of the capital stock. Said Article SIXTH, as hereby amended reads as follows:

                      "SIXTH: The amount of capital stock of said Company is Nine Hundred Sixty Thousand shares divided into Two Hundred Ten Thousand shares of preferred stock of the par value of One Hundred Dollars per share and Seven Hundred Fifty Thousand shares of common stock without par value.

                      The amount of the capital of said Company is at least equal to the sum of:

               (a) $21,000,000 in respect of Two Hundred Ten Thousand shares of preferred stock of the par value of One Hundred Dollars each, all of which are now issued and outstanding, plus

               (b) $30,000,000 in respect of Three Hundred Thousand shares of common stock without par value, issued share for share in exchange for the presently issued and outstanding Three Hundred Thousand shares of common stock of the par value of One Hundred Dollars each, plus

               (c) The aggregate amount of consideration received for the issuance from time to time of the additional Four Hundred Fifty Thousand shares of common stock without par value, hereby authorized, plus

               (d) Such amounts as, from time to time, by resolution of the Board of Directors, may be transferred thereto.

               The holders of the preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and, in their discretion declared, before any dividends shall be declared or paid upon the common stock for the same period, but such dividends on the preferred stock shall not be cumulative, nor shall the preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the common stock or other uses, of the Company, as they may determine.

               In case of liquidation or dissolution of the Company, the holders of preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof."

        8. The existing 300,000 shares of common stock of a par value of $100.00 per share are hereby changed into the same number of shares of common stock without nominal or par value. The terms upon which said 300,000 shares of new common stock without nominal or par value shall be issued in place of the outstanding shares of common stock shall be as follows:

               The said new shares of common stock, without nominal or par value, shall be issued share for share in place of the outstanding shares of common stock with nominal or par value, of the corporation.

        9. The capital with which the corporation will carry on business shall be the same as the capital with which it is now carrying on business, that is, there will be change in the capital of the corporation on account of the said change of the existing 300,000 shares of common stock of the par value of $100.00 per share, into 300,000 shares of common stock without nominal or par value.

        10. The shares without nominal or par value, which are authorized hereunder, and which are not issued in place of the said outstanding shares of common stock, shall be issued and sold or disposed of in such amounts, at such time or times, for such purpose or purposes, and for such consideration or considerations as shall be fixed and determined by the Board of Directors of the corporation.

        IN WITNESS WHEREOF, we have signed this certificate and have affixed hereto the corporate seal of said The Kansas City Southern Railway Company, this 20th day of May, 1939.

                                    /s/ W. N. Deramus
                                    -------------------------------------------
                                    Executive Vice-President

                                    /s/ L. J. Hensley
                                    -------------------------------------------
                                    Secretary

STATE OF MISSOURI     )
                      )SS
COUNTY OF JACKSON     )

        W. N. Deramus, Executive Vice-President, and L. J. Hensley, Secretary, of The Kansas City Southern Railway Company, being first duly sworn, upon their oaths do each depose and say: that they have been authorized and directed to execute and file the above certificate of amendment to the Articles of Association of The Kansas City Southern Railway Company, by the votes cast in person or by proxy of the holders of record of the majority in amount of the stock of The Kansas City Southern Railway Company, irrespective of any provision of the Articles of Association of the said corporation purporting to deny voting powers to the holders of any class of stock, at a meeting called and held upon written notice mailed to each stockholder at least 20 days before the date set for the meeting, and published once a week for at least two successive weeks, in The Kansas City Times, The Kansas City Star and the Kansas City Journal, newspapers published and circulating in the county wherein the principal office of The Kansas City Southern Railway Company is located; that such notice did expressly state the purpose of the meeting to be that of amending the Articles of Association of the said corporation so as to permit the issue of shares without par value; and that, as to the stock of the corporation which is to be exchanged for stock without nominal or par value, the said notice did state the terms of such exchange of the outstanding shares of common stock with nominal or par value for shares of common stock without nominal or par value.

                                              /s/ W. N. Deramus
                                            ------------------------------------


                                              /s/ L. J. Hensley
                                            ------------------------------------

        Subscribed and sworn to before me, a Notary Public within and for the State and County aforesaid, by W. N. Deramus and L. J. Hensley, this 20th day of
                                                                     ----
May, 1939.
---
        My commission expires June 25, 1939.

                                              /s/
                                            ------------------------------------
                                             Notary Public within and for
                                             Jackson County, Missouri.

                               STATE OF MISSOURI

                           CERTIFICATE OF AMENDMENT

                   To All to Whom These Presents Shall Come:



        I, DWIGHT H. BROWN, Secretary of State of the State of Missouri, and Keeper of the Great Seal thereof, do hereby certify that THE KANSAS CITY
                                                         ---------------
SOUTHERN RAILWAY COMPANY, a corporation organized under the Laws of Missouri,
------------------------
has filed in the Office of the Secretary of State its affidavit of Change in
                                                                   ---------
number of directors from 15 to 17 as provided by Law, and has in all respects
---------------------------------
complied with the requirements of law governing the amendment of corporations
                                                    ---------
organized under Article 7 of Chapter 32 of the Revised Statutes of 1929 and amendments thereto.

                                  IN WITNESS WHEREOF, I hereunto set my hand and affix the Great Seal of the State of Missouri. Done at the City of Jefferson, this 11th day of May, A. D. 1937.

(SEAL)
                                    /s/ Dwight H. Brown
                                  ----------------------------------------------
                                                           Secretary of State.

                                    /s/
                                  ----------------------------------------------
                                                           Chief Clerk.

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

                  Affidavit of Change in Number of Directors.
                  -------------------------------------------

STATE OF MISSOURI     )
                      )ss
COUNTY OF JACKSON     )

               G. E. Johnston, President of The Kansas City Southern Railway Company, a corporation duly incorporated under the laws of the State of Missouri, being duly sworn, upon his oath states that at a meeting of the stockholders of such corporation, duly called and held, on the 11th day of May, 1937, the number of directors of said corporation was, by a vote of its stockholders cast as its by-laws direct, changed from fifteen to seventeen.

                                     /s/ G. E. Johnston
                                    -----------------------------------------
                                                     President

                                    The Kansas City Southern Railway Company.

        Subscribed and sworn to before me this 11th day of May, 1937.

        My commission expires August 2, 1938.

                                               /s/ T. F. Boyce
                                    --------------------------------------------
                                    Notary Public within and for Jackson County,
                                    Missouri.

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY

        BE IT RESOLVED by the Board of Directors of The Kansas City Southern Railway Company, two-thirds of the whole number concurring therein, that a branch of its line of railroad be constructed in a southwesterly direction from the Town of Asbury in Jasper County, Missouri, through the said County of Jasper to a point on the State Line between the States of Missouri and Kansas, and thence through the County of Cherokee in the State of Kansas, to the Town of Lawton, in said County of Cherokee, State of Kansas, the proposed location of the said branch being more definitely shown by solid yellow line on a certain blue print marked Exhibit "A" which said print is before the Board, marked for Identification, and is hereby ordered filed with the records of the Company, that the length of said proposed branch in the State of Missouri is 4.28 miles, more or less, and the proposed cost thereof is $78,884.00, and the length of said proposed branch in the State of Kansas is 1.20 miles, more or less, and the proposed cost thereof is $26,146.00; and that it is the intention of the said Railway Company to build the said branch.

           --------------------------------------------------------

        I, G. C. HAND, Secretary of the Kansas City Southern Railway Company, DO HEREBY CERTIFY that the foregoing is a true and correct copy of a certain resolution adopted by the Board of Directors of the said Company at a meeting duly called and held in the City of New York, October 31, 1918, and of each and every part thereof.

                                              /s/ G. C. Hand
                                              ----------------------------------
                                                                    Secretary

New York, November 1, 1918.

                                              /s/
                                              ----------------------------------
                                                      Secretary of ____

STATE OF MISSOURI     )
                      )SS
County of Jackson.    )

        We, the undersigned, STUART R. KNOTT and R.J. McCARTY, do hereby certify that we are the President and Ass't. Secretary respectively of THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a railroad corporation duly organized and existing under and by virtue of the laws of the State of Missouri:

        We do further certify that the holders of a majority of the stock of said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, have consented, in writing, that said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, MAY purchase, at foreclosure sales, and thereby, acquire, the lines of railroad of the following railroad companies, to-wit:

        KANSAS CITY SUBURBAN BELT RAILROAD COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Missouri,

        KANSAS CITY & INDEPENDENCE AIR LINE, a corporation duly organized and existing under the by virtue of the laws of the State of Missouri, and

        THE UNION TERMINAL RAILROAD COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Kansas.

        We do further certify that the lines of railroad so to be purchased will form a continuous line with the road of the said The Kansas City Southern Railway Company.

        IN WITNESS WHEREOF, we have signed this certificate and have affixed hereto the corporate seal of said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, this 30th day of December, 1901.

                                        /s/ Stuart R. Knott
                                       -----------------------------------------
                                                                 President

                                        /s/ R. J. McCarty
                                       -----------------------------------------
                                                     Assistant Secretary

                            ARTICLES OF ASSOCIATION

                                      OF

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

        The undersigned, Thomas R. Morrow, James P. Gilmore, Frank E. House, Harry B. Hurd and Silas W. Pettit, being desirous of forming a company for the purpose of constructing, maintaining and operating a standard or broad gauge railroad for public use, in the conveyance of persons and property, and thereby, procuring, acquiring, possessing, using and exercising all the powers vested by the statutes of the State of Missouri, and all amendments thereto, in such case made and provided in corporations of that character, do hereby associate and form themselves into a company for the purposes and with the objects aforesaid, and do for that purpose hereby make and sign the following Articles of
Association:

        First. The name of the company is and shall be "The Kansas City Southern Railway Company."

        Second. The number of years for which the said corporation is to continue is nine hundred and ninety-nine.

        Third. The railroad of said company is to be constructed or maintained and operated from and in the City of Kansas City, in the County of Jackson and State of Missouri, to and in the City of Mena, in the County of Polk, in the State of Arkansas, with such switches, spurs, side-tracks, extensions and branches as may be necessary, requisite, convenient or desirable.

        Fourth. The length of said railroad, as nearly as the same can be determined, is three hundred and eighty miles.

        Fifth. The names of each county in the State of Missouri, through which or into which said road is made or intended to be made, are Jackson, Cass, Bates, Vernon, Barton, Jasper, Newton and McDonald.

        Sixth. The amount of the capital stock of said company is Fifty-one Million Dollars, divided into Five Hundred and Ten Thousand shares of the par value of one hundred dollars each of which twenty-one million dollars shall be preferred stock and thirty million dollars shall be common stock.

        The holders of the preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and in their discretion declared, before any dividends shall be declared or paid upon the common stock for the same period, but such dividends on the preferred stock shall not be cumulative, nor shall the preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profit may be subject to application by the Directors to dividends upon the common stock or other uses of the Company, as they may determine.

        In case of liquidation or dissolution of the Company, the holders of preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.

        Seventh. The names and places of residence of the directors of said company, who shall manage its affairs for the first year and until others are chosen in their places, are as follows:

               NAMES.                       PLACES OF RESIDENCE.

               JOHN W. GATES.               City of Chicago, Illinois.

               ISAAC L. ELLWOOD.            Dekalb, Illinois.
               WILLIAM EDENBORN.            City of Chicago, Illinois.
               JOHN LAMBERT.                City of Joliet, Illinois
               MAX PAM.                     City of Chicago, Illinois.
               JOHN J. MITCHELL.            City of Chicago, Illinois.
               EDWARD H. HARRIMAN.          City of New York, New York.
               OTTO H. KAHN.                City of New York, New York.
               WILLIAM F. HARRITY.          City of Philadelphia, Pennsylvania.
               JAMES HOPKINS.               City of St. Louis, Missouri.
               ALFRED CLIFFORD.             City of St. Louis, Missouri.
               JULIUS S. WALSH.             City of St. Louis, Missouri.
               SILAS K. PETTIS.             City of Philadelphia, Pennsylvania.

        Eighth. The first meeting of the corporation hereby organized, shall be convened in Kansas City, Jackson County, Missouri, at the office of Lathrop, Morrow, Fox & Moore, 117 West 6th Street, on the 20th day of March, A. D. 1900, at the hour of 9 'clock a. m.. and any additional notice of said meeting is hereby waived.

        IN WITNESS WHEREOF the undersigned have, on this 17th day of March, A.
D. 1900, hereunto subscribed their names and places of residence and the number of shares of stock each of the subscribers agrees to take in said company.

        NAME                 PLACES OF RESIDENCE.         NO. OF SHARES(         )
  /s/ Thomas Ruhlmann        Kansas City, MO                    Ten
---------------------------------------------------------------------------------------
  /s/ James P. Gilmore       Kansas City, MO                    Ten
-----------------------------------------------------------------------------------------------------
  /s/ Frank E. Reese         Kansas City, MO                    Ten
----------------------------------------------------------------------------------------------
  /s/ Harry B. Hurd          Chicago, Ill.                      Ten.
----------------------------------------------------------------------------------------------
  /s/ Silas W. Pettit        Philadelphia, PA             Four Thousand and nine
----------------------------------------------------------------------------------------------
                                                          hundred and sixty
----------------------------------------------------------------------------------------------

STATE OF MISSOURI,    )
                      )ss.
COUNTY OF JACKSON,    )

        ALFRED CLIFFORD, JAMES HOPKINS, WILLIAM EDENBORN, being first duly sworn, depose and say, that they are three of the directors named in the annexed Articles of Association of The Kansas City Southern Railway Company; that it is proposed that said Railway Company shall construct or maintain and operate a standard or broad gauge railroad, and that five thousand shares, being more than one thousand dollars of the capital stock of said corporation for every mile of standard or broad gauge railroad proposed to be made, has been in good faith subscribed, and that the sum of five hundred thousand dollars, being the full par value thereof, has been in good faith paid in cash thereon, and that it is intended in good faith to construct or maintain and operate the standard or broad gauge road mentioned in such Articles of Association.

                                              /s/ Alfred Clifford
                                            ------------------------------------

                                              /s/ James Hopkins
                                            ------------------------------------


                                              /s/ William Edenborn
                                            ------------------------------------

        Subscribed and sworn to before me this 17th  day of March. A. D. 1900.

                                              /s/ Howard L. Lea
                                            ------------------------------------
                                            Notary Public, Jackson County, MO

        My term expires Oct. 2, 1903.

       We, the undersigned, do hereby certify that we are the President and Secretary respectively of The Kansas City Southern Railway Company, a corporation organized and existing under and by virtue of the laws of the State of Missouri.

       We do further certify that the owners and holders of the entire capital stock of said Company, issued and outstanding, did on the 20th day of March, A.
D. 1900, in writing, assent that the said The Kansas City Southern Railway Company might purchase the line of Railroad of the Kansas City, Pittsburg and Gulf Railroad Company, and might acquire and hold all or any part of the obligations and stock of the following Railroad Companies:-

       Kansas City, Pittsburg & Gulf Railroad Company, a Missouri corporation,

       Kansas City Suburban Belt Railroad Company, a Missouri corporation,

       Union Terminal Railroad Company, a Missouri corporation,

       Kansas City & Independence Air Line, a Missouri corporation,

       Consolidated Terminal Railroad Company, a Missouri corporation,

       Texarkana & Ft. Smith Railway Company, a Texas corporation,

       Kansas City, Shreveport & Gulf Railway Company, a Louisiana corporation,

       Kansas City, Shreveport & Gulf Terminal Company, a Louisiana corporation.

       We do further certify that the lines of railroad of the several companies above named form a continuous and connected through line from and in Kansas City, Missouri, to and in Port Arthur, Texas.

       IN WITNESS WHEREOF, we have signed this certificate and have sealed the same with the seal of said corporation this 31st day of March, A.D. 1900.

                                       /s/ B. George
                                     -------------------------------------------
                                                   President

                                       /s/ Harry Boyd Hurd
                                     -------------------------------------------
                                                   Secretary